P R O S P E C T U S

Class E shares                                                  February 1, 1998

                    Mentor Perpetual International Portfolio

     Mentor Perpetual International Portfolio seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers outside the United States. The Portfolio is a diversified investment portfolio of Mentor Institutional Trust. Mentor Perpetual Advisors, LLC is the Portfolio's investment adviser. An investment in shares of the Portfolio offered by this Prospectus is designed for institutional and high net-worth individual investors who invest or maintain their accounts in the Portfolio with the assistance of a broker-dealer, financial consultant, or similar service provider. THE PORTFOLIO MAY USE LEVERAGE -- THAT IS, IT MAY BORROW MONEY TO PURCHASE ADDITIONAL PORTFOLIO SECURITIES, WHICH INVOLVES SPECIAL RISKS.

     This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. INVESTORS CAN FIND MORE DETAILED INFORMATION IN THE FEBRUARY 1, 1998 STATEMENT OF ADDITIONAL INFORMATION, AS AMENDED FROM TIME TO TIME. FOR A FREE COPY OF THE STATEMENT, CALL MENTOR SERVICES COMPANY, INC. AT 1-800-382-0016. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Portfolio's address is P.O. Box 1357, Richmond, Virginia 23218-1357.

                            ------------------------

                            Mentor Distributors, LLC
                                  Distributor

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION  OR  ANY STATE  SECURITIES  COMMISSION NOR  HAS  THE
     COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION  PASSED  UPON THE
       ACCURACY OR ADEQUACY OF  THIS PROSPECTUS. ANY REPRESENTATION  TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

                                EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing in the Portfolio. Expenses shown reflect the expenses the Portfolio expects to incur in respect of it Class E shares during the first fiscal year when those shares are offered. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in Class E shares of the Portfolio over specified periods.

SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Load Imposed on Purchases                             None
Maximum Sales Load Imposed on Reinvested Dividends                  None
Deferred Sales Load                                                 None
Redemption Fee                                                      None
Exchange Fee                                                        None
ANNUAL PORTFOLIO OPERATING EXPENSES:
  (as a percentage of average net assets)
Management Fees                                                     1.00%
12b-1 Fees                                                          0.00%
Shareholder Service Fee                                             0.25%
Other Expenses (after expense limitation)                           0.10%*
                                                                  ------
Total Portfolio Operating Expenses (after
  expense limitation)                                               1.35%*
                                                                  ------
                                                                  ------

---------------

* Other Expenses and Total Portfolio Operating Expenses reflect a voluntary expense limitation. In the absence of the expense limitation, Other Expenses are expected to be 0.45% and Total Portfolio Operating Expenses are expected to be 1.70%. Mentor Investment Group, LLC receives no compensation from the Portfolio for serving as administrator to the Portfolio. The Trustees of the Trust may at any time cause the Portfolio to pay compensation to Mentor Investment Group for such services.

EXAMPLE

     An investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

1 YEAR     3 YEARS
------     -------
 $ 14        $43

     This information is provided to help investors understand the expenses of investing in the Portfolio and an investor's share of the estimated operating expenses of the Portfolio. The Example should not be considered a representation of future performance; actual expenses may be more or less than those shown.

     An investment in shares of the Institutional Class (Class Y shares) of the Portfolio is not subject to a shareholder service fee; those shares are sold to institutional and high net-worth individual investors who do not invest or maintain their accounts in the Portfolio through or with the assistance of a broker-dealer, financial consultant, or similar service provider, or who otherwise do not wish to take advantage of any benefits available to them as a result of payments made under the Portfolio's Shareholder Servicing Plan. See "Purchase of Shares -- Shareholder Servicing Plan; financial intermediaries".

                       INVESTMENT OBJECTIVE AND POLICIES

     MENTOR PERPETUAL INTERNATIONAL PORTFOLIO'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. The Portfolio is designed for institutional investors who believe that investment in a diversified portfolio of securities of issuers located outside the U.S. offers the potential for long-term capital appreciation.

     The Portfolio invests in a diversified portfolio of securities of issuers located outside the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if Mentor Perpetual Advisors, LLC, the Portfolio's investment adviser ("Mentor Perpetual"), believes they would help achieve the Portfolio's objective. The Portfolio may hold a portion of its assets in cash or money market instruments.

     The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

     It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

     Fixed-income securities in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, the security is rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation, or at a comparable rating by another nationally recognized rating organization. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Mentor Perpetual will consider whether continued investment in the security is consistent with the Portfolio's investment objective. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

     Mentor  Perpetual  may  under  unusual  circumstances  implement  temporary
"defensive" strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Mentor Perpetual considers consistent with such defensive strategies. At such times, the Portfolio may invest without limit in securities of issuers located in the United States. It is impossible to predict when, or for how long, the Portfolio will use these defensive strategies.

     INVESTMENTS IN SMALLER COMPANIES. The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may also involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly-available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when Mentor Perpetual would otherwise have sold the security. It is possible that Mentor Perpetual or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

     FOREIGN SECURITIES. Investments in foreign securities entail certain risks. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign witholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

OTHER INVESTMENT PRACTICES AND RISKS

     The Portfolio may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of certain of these practices and risks they may involve.

     LEVERAGE. The Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage," increases the Portfolio's market exposure and its risk and may result in loses. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the

Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Perpetual's ability to predict market movements correctly.

     OPTIONS AND FUTURES. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase its investment return.

     The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information.

     INDEX FUTURES AND OPTIONS. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.

     RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. OPTIONS AND FUTURES TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN LOSSES. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index, or the securities held by the Portfolio that are the subject of a hedge. The successful use by the Portfolio of the strategies described above further depends on the ability of Mentor Perpetual to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out futures or options positions. Although the Portfolio will enter into options and futures transactions only if Mentor Perpetual believes that a liquid secondary market exists for such options or futures contract, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

     The Portfolio generally expects that its options transactions will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Mentor Perpetual, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

     The Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

     REPURCHASE AGREEMENTS AND SECURITIES LOANS. The Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the Portfolio lends portfolio securities. The

Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument subject to the repurchase agreement is a U.S. Government security. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.
                            ------------------------

     Except for investment policies designated in this Prospectus or the Statement of Additional as fundamental, the investment objective and policies described herein are not fundamental and may be changed by the Trustees without shareholder approval. As a matter of policy, the Trustees will not materially change the Portfolio's investment objective without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Portfolio may invest and the risks involved in an investment in the Portfolio.)

                                   MANAGEMENT

     The Trustees of Mentor Institutional Trust (the "Trust") are responsible for generally overseeing the conduct of the Portfolio's business. Mentor Perpetual Advisors, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolio. Mentor Investment Group, LLC ("Mentor Investment Group") serves as administrator to the Portfolio. Mentor Investment Group receives no compensation from the Portfolio for the performance of such services. Mentor Investment Group has agreed to bear certain expenses of the Portfolio pursuant to a voluntary expense limitation currently in effect. This limitation may be terminated at any time.

     Mentor Perpetual is an investment advisory firm owned equally by Perpetual plc and Mentor Investment Advisors, LLC, an affiliate of Mentor Investment Group. The Perpetual organization currently serves as investment adviser for assets of more than $10 billion. Its clients include 28 unit investment trusts and other public investment pools, including private individuals, charities, pension plans, and life assurance companies. Mentor Perpetual currently serves as investment adviser to the Mentor Perpetual Global Portfolio, an open-end mutual fund which is a series of Mentor Funds. Investment decisions for the Portfolio are made by a team of investment professionals.

     Mentor Investment Group is a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"), which is in turn a wholly owned subsidiary of First Union Corp. ("First Union"), a leading financial services company with approximately $157 billion in assets and $12 billion in total stockholders' equity as of December 31, 1997. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates.

     Subject to the general oversight of the Trustees of the Trust, Mentor Perpetual manages the Portfolio in accordance with the stated policies of the Portfolio. Mentor Perpetual makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Perpetual may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Mentor Perpetual may consider sales of shares of the Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. Mentor Perpetual may at times cause the Portfolio to pay commissions to broker-dealers affiliated with Mentor Perpetual.

     Expenses incurred in the operation of the Portfolio or otherwise allocated to the Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and its affiliates, Securities and Exchange Commission fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, certain investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters, are borne by the Portfolio.

     PORTFOLIO TURNOVER. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of the Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by the Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The Portfolio's annual portfolio turnover rate was 107% for its fiscal year ended October 31, 1997, and 59% for the fiscal period December 19, 1995 to October 31, 1996.

                      HOW THE PORTFOLIO VALUES ITS SHARES

     The Portfolio calculates the net asset value of a share of each class by dividing the total value of its assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values.

     Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Portfolio shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

                               PURCHASE OF SHARES

     Class E shares of the Portfolio are available to shareholders who invest or maintain a Portfolio account with the assistance of a broker-dealer, financial consultant, or similar service provider (a "financial intermediary").

     Shares are sold at a price based on the Portfolio's net asset value next determined after a purchase order is received by the Portfolio. In most cases, in order to receive that day's public offering price, your order must be received by the Trust or Mentor Distributors, LLC ("Mentor Distributors") before the close of regular trading on the New York Stock Exchange.

     Mentor Distributors, LLC, located at 3435 Steizer Road, Columbus, Ohio 43219, serves as distributor of the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

     An investor may make an initial purchase of shares in the Portfolio by submitting completed application materials along with a purchase order, and by making payment to the Trust, or through a financial intermediary. If you purchase shares through your financial intermediary, your financial intermediary will be responsible for forwarding any necessary documentation and payments to Mentor Distributors.

     Investors will be required to make minimum initial investments of $500,000 and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940, as amended (including "wrap" accounts), are not subject to these minimum investment requirements. The Portfolio reserves the right at any time to change the initial and subsequent investment minimums required of investors.

     If you buy shares through a financial intermediary, the financial intermediary must ensure that Mentor Distributors receives your order before the close of regular trading on the New York Stock Exchange for you to receive that day's public offering price.

     Shares of the Portfolio may be purchased by (i) paying cash, (ii) exchanging securities acceptable to Mentor Perpetual, or (iii) a combination of such securities and cash. Purchase of shares of the Portfolio in exchange for securities is subject in each case to the determination by Mentor Perpetual that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by Mentor Perpetual in exchange for Portfolio shares will be valued in the same manner as the Portfolio's assets as of the time of the Portfolio's next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Services Company, Inc. at 1-800-382-0016.

     Mentor Distributors, Mentor Perpetual, and affiliates thereof, at their own expense and out of their own assets, may provide compensation to dealers in connection with sales of shares of the Portfolio. Such compensation may include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. In addition, if an investor purchases shares of the Portfolio through EVEREN Securities, Inc. or certain other financial institutions that have made arrangements with Mentor Distributors with the redemption proceeds received by the investor within the preceding 90 days from the sale of shares of any non-Mentor open-end mutual fund, EVEREN Securities, Inc. or such other financial institutions may compensate the investor's investment consultant in connection with that purchase. Dealers may not use sales of Portfolio shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     In all cases Mentor Perpetual and Mentor Distributors reserves the right to reject any particular investment.

     SHAREHOLDER SERVICING PLAN; FINANCIAL INTERMEDIARIES. The Portfolio has adopted a Shareholder Servicing Plan (the "Plan") with respect to its Class E shares. Under the Plan, financial intermediaries may enter into shareholder service agreements with Mentor Distributors or Mentor Investment Group to provide administrative support to their customers who hold Class E shares of the Portfolio. In return for providing these support services, a financial intermediary may receive payments from Mentor Investment Group at a rate not exceeding 0.25% of the average daily net assets of the Portfolio attributable to the Class E shares held by its customers. These support services may include, but are not limited to, the following: providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolio; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as Mentor Investment Group reasonably requests.

     In addition to receiving payments under the Plan, financial intermediaries may be compensated by Mentor Perpetual and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class E shares of the Portfolio. These payments will be made directly by Mentor Perpetual and/or Mentor Investment Group and will not be made from the assets of the Portfolio.

     When you effect transactions with the Portfolio (including, for example, purchases, sales, or redemptions of shares) through a financial intermediary, your financial intermediary, and not the Portfolio, will be responsible for taking all steps, and furnishing all necessary documentation, to effect the transactions. Your financial intermediary may charge for these services. Certain financial intermediaries may not effect transactions with the Portfolio for their clients.

                              REDEMPTION OF SHARES

     You can sell your shares to the Portfolio any day the New York Stock Exchange is open, either directly to the Portfolio or through your financial intermediary.

     SELLING SHARES DIRECTLY TO THE PORTFOLIO. A shareholder may redeem all or any portion of its shares in the Portfolio any day the New York Stock Exchange is open by sending a signed letter of instruction and stock power form, along with any certificates that represent shares the shareholder wants to sell, to the Portfolio c/o Boston Financial Data Services, 2 Heritage Drive, North Quincy MA 02171. Redemptions will be effected at the net asset value per share of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. The Portfolio will only redeem shares for which it has received payment. A check for the proceeds will normally be mailed on the next business day after a request in good order is received.

     SELLING SHARES THROUGH YOUR FINANCIAL INTERMEDIARY. Your financial intermediary must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. If you redeem your shares through a financial intermediary, your financial intermediary will be responsible for delivering your redemption request and all necessary documentation to the Portfolio and may charge you for its services.

     GENERAL. A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

          (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Portfolio account number;

          (2) the request is signed by each registered owner exactly as the shares are registered; and

          (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

     If shares to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

     The Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Services Company, Inc. for details.

     Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

     OTHER INFORMATION CONCERNING REDEMPTION. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. In addition, the Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

                           HOW DISTRIBUTIONS ARE MADE

     The Portfolio distributes net investment income and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

     All Portfolio distributions will be invested in additional Portfolio shares, unless the shareholder instructs the Portfolio otherwise.

                                     TAXES

     The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

     All Portfolio distributions will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital long-term gain distribution received with respect to those shares). Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains generally will be subject to a maximum tax rate of 28% or 20% depending upon the holding period of the Portfolio investment generating the gains. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by the Portfolio for the preceding year. In buying or selling securities for the Portfolio, Mentor Perpetual will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

     Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by stock or securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any foreign taxes it paid as paid by its shareholders. In that case, shareholders who are U.S. citizens, U.S. corporations, and, in some cases, U.S. residents will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

     The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                                    GENERAL

     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into five series, one representing the Portfolio, the others representing other Portfolios with varying investment objectives and policies. The Portfolio's shares are currently divided into four classes. Only shares of the Portfolio's Class E shares are being offered by this Prospectus. The Portfolio also offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact Mentor Distributors.

     Each share has one vote, with fractional shares voting proportionally. Shares of each series will vote together as a single series except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although neither the Portfolio nor the Trust is required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     In the interest of economy and convenience, the Portfolio will not issue certificates for its shares except at the shareholder's request.

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Portfolio's custodian. State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Portfolio's transfer and dividend agent.

                            PERFORMANCE INFORMATION

     Yield and total return data may from time to time be included in advertisements about the Class E shares of the Portfolio. The Portfolio's "yield" for each class of shares is calculated by dividing the Portfolio's annualized net investment income per share during a recent 30-day period by its net asset value on the last day of that period. "Total return" for the life of the Class E shares of the Portfolio through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the shares over the period. Total return may also be presented for other periods or based on investment at reduced sales charge levels or at net asset value. Investment performance for different classes of shares of the Portfolio will differ. Quotations of yield and total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolio describing the background and professional experience of the Portfolio's investment adviser or its investment personnel.

     ALL DATA IS BASED ON THE PORTFOLIO'S PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's investments, the Portfolio's operating expenses and the class of shares purchased. Investment performance also often reflects the risks associated with the Portfolio's investment objective and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE. THIS PROSPECTUS OMITS CERTAIN INFORMATION CONTAINED IN THE REGISTRATION STATEMENT, TO WHICH REFERENCE IS MADE, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ITEMS WHICH ARE THUS OMITTED, INCLUDING CONTRACTS AND OTHER DOCUMENTS REFERRED TO OR SUMMARIZED HEREIN, MAY BE OBTAINED FROM THE COMMISSION UPON PAYMENT OF THE PRESCRIBED FEES.

     ADDITIONAL INFORMATION CONCERNING THE SECURITIES OFFERED HEREBY AND THE PORTFOLIO IS TO BE FOUND IN THE REGISTRATION STATEMENT, INCLUDING VARIOUS EXHIBITS THERETO AND FINANCIAL STATEMENTS INCLUDED OR INCORPORATED THEREIN, WHICH MAY BE INSPECTED AT THE OFFICE OF THE COMMISSION.

                            MENTOR INVESTMENT GROUP
                              901 East Byrd Street
                               Richmond, VA 23219
                                 (800) 382-0016

                         1998 MENTOR DISTRIBUTORS, LLC

MK 1004

                                     MENTOR
                                   PERPETUAL
                                 INTERNATIONAL
                                   PORTFOLIO

                                 CLASS E SHARES

                                ----------------
                                   PROSPECTUS
                                ----------------

                                February 1, 1998



                         [MENTOR INVESTMENT GROUP LOGO]

P R O S P E C T U S                                             February 1, 1998
Class A and B shares

                    Mentor Perpetual International Portfolio

     Mentor Perpetual International Portfolio seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers outside the United States. The Portfolio is a diversified investment portfolio of Mentor Institutional Trust. Mentor Perpetual Advisors, LLC is the Portfolio's investment adviser. THE PORTFOLIO MAY USE LEVERAGE -- THAT IS, IT MAY BORROW MONEY TO PURCHASE ADDITIONAL PORTFOLIO SECURITIES, WHICH INVOLVES SPECIAL RISKS.

     This Prospectus sets forth concisely the information about the Portfolio that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. INVESTORS CAN FIND MORE DETAILED INFORMATION IN THE FEBRUARY 1, 1998 STATEMENT OF ADDITIONAL INFORMATION, AS AMENDED FROM TIME TO TIME. FOR A FREE COPY OF THE STATEMENT, CALL MENTOR SERVICES COMPANY, INC. AT 1-800-382-0016. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Portfolio's address is P.O. Box 1357, Richmond, Virginia 23218-1357.

                            ------------------------

                            Mentor Distributors, LLC
                                  Distributor

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON
           THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing in the Portfolio. Expenses shown are based on expenses incurred in respect of Class A and Class B shares for the period they were outstanding during the Portfolio's last fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in the Class A and Class B shares of the Portfolio over specified periods.

SHAREHOLDER TRANSACTION EXPENSES:                                        CLASS A              CLASS B
                                                                         -------    ---------------------------
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)1                                     5.75%               None
Maximum Sales Load Imposed on Reinvested Dividends                         None                None
Deferred Sales Load                                                        None2      4.0% in the first year,
  (as a percentage of the lower of the original                                      declining to 1.0% in the
  purchase price or redemption proceeds)3                                           fifth year, and eliminated
                                                                                            thereafter4
Redemption Fees                                                            None                None
Exchange Fee                                                               None                None

---------------

1 Long-term Class B shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

2 A contingent deferred sales charge ("CDSC") of 1.00% is assessed on Class A shares that were purchased without an initial sales charge as part of an investment of over $1,000,000 that are redeemed within one year of purchase.

3 The amount redeemed is computed as the lesser of the current net asset value of the shares redeemed, and the original purchase price of the shares. See "How to buy shares -- Class B shares."

4 Shares purchased as part of asset-allocation plans pursuant to the BL Purchase Program are subject to a CDSC of 1.00%, if the shares are redeemed within one year of purchase. See "How to buy shares -- the BL Purchase Program."

ANNUAL PORTFOLIO OPERATING EXPENSES:
  (as a percentage of average net assets)                                                   CLASS A    CLASS B
                                                                                            -------    -------
  Management Fees                                                                             1.00%      1.00%
  12b-1 Fees                                                                                  0.00%      0.75%
  Shareholder Service Fee                                                                     0.25%      0.25%
  Other Expenses (after expense limitation)*                                                  0.10%      0.10%
                                                                                            -------    -------
     Total Portfolio Operating Expenses (after expense limitation)*                           1.35%      2.10%

---------------

* Other Expenses and Total Portfolio Operating Expenses reflect a voluntary expense limitation currently in effect. In the absence of the expense limitation, Other Expenses would be 0.67% for Class A shares and 0.65% for Class B shares, and Total Portfolio Operating Expenses would be 1.92% for Class A shares and 2.65% for Class B shares. Mentor Investment Group, LLC receives no compensation from the Portfolio for serving as administrator to the Portfolio. The Trustees of the Trust may at any time cause the Portfolio to pay compensation to Mentor Investment Group for such services.

EXAMPLES
     An investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and redemption at the end of each period:

                                                              CLASS A    CLASS B
                                                              -------    -------
1 year                                                         $  70      $  61
3 years                                                        $  98      $  96
5 years                                                        $ 127      $ 123
10 years                                                       $ 211      $ 243

     An investment of $1,000 in the Portfolio would incur the following expenses, assuming 5% annual return and no redemption at the end of each period:

                                                              CLASS A    CLASS B
                                                              -------    -------
1 year                                                         $  70      $  21
3 years                                                        $  98      $  66
5 years                                                        $ 127      $ 113
10 years                                                       $ 211      $ 243

     This information is provided to help investors understand the expenses of investing in the Portfolio and an investor's share of the operating expenses for the Portfolio. The Examples should not be considered a representation of future performance; actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for the Class A and Class B shares of the Portfolio presented below have been derived from the Trust's financial statements which were audited by KPMG Peat Marwick LLP, the Trust's independent auditors. Their reports dated December 12, 1997 on the financial statements of the Trust for the fiscal year ended October 31, 1997 are included in each Portfolio's Annual Report to shareholders, which is incorporated into the Statement of Additional Information by reference. A copy of the Annual Report may be obtained free of charge from the Trust.

                                                                                         CLASS A           CLASS B
                                                                                       -----------       -----------
                                                                                         PERIOD            PERIOD
                                                                                          ENDED             ENDED
                                                                                       10/31/97(B)       10/31/97(B)
                                                                                       -----------       -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...........................................          $ 12.53           $ 12.53
Income from investment operations
  Net investment income........................................................             0.01              0.00
  Net realized and unrealized gain (loss) on investments and
     foreign currency related transactions.....................................             1.29              1.28
                                                                                       -----------       -----------
  Total from investment operations.............................................             1.30              1.28
LESS DISTRIBUTIONS
  Dividends from income........................................................               --                --
  Total distributions..........................................................               --                --
NET ASSET VALUE, END OF PERIOD.................................................          $ 13.83           $ 13.81
                                                                                       -----------       -----------
TOTAL RETURN...................................................................            10.38%(c)         10.22%(c)
                                                                                       -----------       -----------
RATIOS / SUPPLEMENTAL DATA
Net assets, end of period (in thousands).......................................          $33,213           $19,371
Ratio of expenses to average net assets........................................             1.35%(a)          2.10%(a)
Ratio of expenses to average net assets excluding waiver.......................             1.92%(a)          2.65%(a)
Ratio of net investment income to average net assets...........................             0.71%(a)          0.04%(a)
Portfolio turnover rate........................................................              107%              107%
Average commission rate on portfolio transactions..............................          $0.0150           $0.0150
                                                                                       -----------       -----------
                                                                                       -----------       -----------

---------------
(a) Annualized.
(b) For the period from December 27, 1996 (initial offering of Class A and Class B shares) to October 31, 1997.
(c) Excluding applicable sales charges.

                       INVESTMENT OBJECTIVE AND POLICIES

     MENTOR PERPETUAL INTERNATIONAL PORTFOLIO'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. The Portfolio is designed for investors who believe that investment in a diversified portfolio of securities of issuers located outside the U.S. offers the potential for long-term capital appreciation.

     The Portfolio invests in a diversified portfolio of securities of issuers located outside the United States. The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if Mentor Perpetual Advisors, LLC ("Mentor Perpetual"), the Portfolio's investment adviser, believes they would help achieve the Portfolio's objective. The Portfolio may hold a portion of its assets in cash or money market instruments.

     The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

     It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

     Fixed-income securities in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, the security is rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation, or at a comparable rating by another nationally recognized rating organization. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Mentor Perpetual will consider whether continued investment in the security is consistent with the Portfolio's investment objective. See the Statement of Additional Information for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

     Mentor Perpetual may under unusual circumstances implement temporary "defensive" strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Mentor Perpetual considers consistent with such defensive strategies. At such times, the Portfolio may also invest without limit in securities of issuers located in the United States. It is impossible to predict when, or for how long, the Portfolio will use these defensive strategies.

     INVESTMENTS IN SMALLER COMPANIES. The Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may also involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly-available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when Mentor Perpetual would otherwise have sold the security. It is possible that Mentor Perpetual or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

     FOREIGN SECURITIES. Investments in foreign securities entail certain risks. Since foreign securities are normally denominated and traded in foreign currencies, the values of the Portfolio's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign witholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of the Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and the Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit the Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. The Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

OTHER INVESTMENT PRACTICES AND RISKS

     The Portfolio may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of certain of these practices and risks they may involve.

     LEVERAGE. The Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage", increases the Portfolio's market exposure and its risk and may result in losses. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Perpetual's ability to predict market movements correctly.

     OPTIONS AND FUTURES. The Portfolio may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Portfolio may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase its investment return.

     The Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Portfolio will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information.

     INDEX FUTURES AND OPTIONS. The Portfolio may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when the Portfolio enters into and terminates an index futures or option transaction, the Portfolio realizes a gain or loss. The Portfolio may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.

     RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. Options and futures transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or the securities held by the Portfolio that are the subject of a hedge. The successful use by the Portfolio of the strategies described above further depends on the ability of Mentor Perpetual to forecast market movements correctly. Other risks arise from the Portfolio's potential inability to close out futures and options positions. Although the Portfolio will enter into options and futures transactions only if Mentor Perpetual believes that a liquid secondary market exists for such options or futures contract, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

     The Portfolio generally expects that its options transactions will be conducted on recognized exchanges. The Portfolio may in certain instances purchase and sell options in the over-the-counter markets. The Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. The Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of Mentor Perpetual, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

     The Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

     REPURCHASE AGREEMENTS AND SECURITIES LOANS. The Portfolio may enter into repurchase agreements and securities loans. Under a repurchase agreement, the Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, the Portfolio lends portfolio securities. The Portfolio will enter into repurchase agreements and securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument subject to the repurchase agreement is a U.S. Government security. These transactions must be fully collateralized at all times, but involve some risk to the Portfolio if the other party should default on its obligations and the Portfolio is delayed or prevented from recovering the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.
                            ------------------------

     Except for investment policies designated in this Prospectus or the Statement of Additional Information as fundamental, the investment objective and policies described herein are not fundamental and may be changed by the Trustees without shareholder approval. As a matter of policy, the Trustees will not materially change the Portfolio's investment objective without shareholder approval. (Any such change could, of course, result in a change in the nature of the securities in which the Portfolio may invest and the risks involved in an investment in the Portfolio.)

                                   MANAGEMENT

     The Trustees of Mentor Institutional Trust (the "Trust") are responsible for generally overseeing the conduct of the Portfolio's business. MENTOR PERPETUAL ADVISORS, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the Portfolio. MENTOR INVESTMENT GROUP, LLC ("Mentor Investment Group") serves as administrator to the Portfolio. Mentor Investment Group receives no compensation from the Portfolio for the performance of such services. Mentor Investment Group has agreed to bear certain expenses of the Portfolio pursuant to a voluntary expense limitation currently in effect. This limitation may be terminated at any time.

     Mentor Perpetual is an investment advisory firm owned equally by Perpetual plc and Mentor Investment Group. The Perpetual organization currently serves as investment adviser for assets of more than $10 billion. Its clients include 28 unit investment trusts and other public investment pools, including private individuals, charities, pension plans, and life assurance companies. Mentor Perpetual currently serves as investment adviser to the Mentor Perpetual Global Portfolio, an open-end mutual fund which is a series of Mentor Funds. Investment decisions for the Portfolio are made by a team of investment professionals.

     Mentor Investment Group is a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"), which is in turn a wholly owned subsidiary of First Union Corp. ("First Union"), a leading financial services company with approximately $157 billion in assets and $12 billion in total stockholders' equity as of December 31, 1997. EVEREN Capital Corporation has a 20% ownership in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues derived from assets attributable to clients of EVEREN Securities, Inc. and its affiliates.

     Subject to the general oversight of the Trustees, Mentor Perpetual manages the Portfolio in accordance with the stated policies of the Portfolio. Mentor Perpetual makes investment decisions for the Portfolio and places the purchase and sale orders for the Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Perpetual may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the best overall terms available, Mentor Perpetual may consider sales of shares of the Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio. Mentor Perpetual may at times cause the Portfolio to pay commissions to broker-dealers affiliated with Mentor Perpetual.

     Expenses incurred in the operation of the Portfolio or otherwise allocated to the Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and its affiliates, Securities and Exchange Commission fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, certain investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters, are borne by the Portfolio.

     PORTFOLIO TURNOVER. The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. The investment policies of the Portfolio may lead to frequent changes in the Portfolio's investments, particularly in periods of volatile market movements. A change in the securities held by the Portfolio is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may result in realization of taxable capital gains. The Portfolio's turnover rate is shown in the section "Financial Highlights."

                      HOW THE PORTFOLIO VALUES ITS SHARES

     The Portfolio calculates the net asset value of a share of each class by dividing the total value of its assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values. The net asset value for Class A shares will generally differ from that of Class B shares due to the variance in daily net income realized by and dividends paid on each class of shares, and any differences in the expenses of the different classes.

     Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as the Trustees may determine in computing net asset value. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Portfolio shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

                               SALES ARRANGEMENTS

     This Prospectus offers investors two classes of shares which bear sales charges in different forms and amounts and which bear different levels of expenses:

     CLASS A SHARES. An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed, except that sales at net asset value in excess of $1 million are subject to a contingent deferred sales charge (a "CDSC"). Certain purchases of Class

A shares qualify for reduced sales charges. Class A shares currently bear no 12b-1 fees. See "How to buy shares -- Class A shares."

     CLASS B SHARES. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within five years. Class B shares also bear 12b-1 fees. Class B shares provide an investor the benefit of putting all of the investor's money to work from the time the investment is made, but have a higher expense ratio and pay lower dividends than Class A shares due to the 12b-1 fees. If you purchase shares through an asset-allocation program, you may also be eligible to purchase Class B shares through the "BL Purchase Program." See "How to buy shares -- Class B shares."

     WHICH ARRANGEMENT IS FOR YOU? The decision as to which class of shares provides a suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge might consider Class B shares. Investors purchasing shares through an asset-allocation program may wish to purchase shares through the BL Purchase Program. For more information about these sales arrangements, consult your investment dealer or Mentor Services Company, Inc. Sales personnel may receive different compensation depending on which class of shares they sell. Shares may only be exchanged for shares of the same class of certain other funds in the Mentor family and for shares of Cash Resource U.S. Government Money Market Fund. See "How to exchange shares."

                               HOW TO BUY SHARES

     You can open a Portfolio account with as little as $1,000 and make additional investments at any time with as little as $100. Investments under IRAs and qualified retirement plans are subject to a minimum initial investment of $250. The minimum initial investment may be waived for current and retired Trustees, and current and retired employees of the Trust, Mentor Investment Group, or its affiliates. You can buy Portfolio shares BY COMPLETING THE ENCLOSED NEW ACCOUNT FORM and sending it to Boston Financial Data Services ("BFDS") at 2 Heritage Drive, North Quincy, Massachusetts 02171 along with a check or money order made payable to Mentor Institutional Trust, THROUGH YOUR FINANCIAL INSTITUTION, which may be an investment dealer, a bank, or another institution, or THROUGH AUTOMATIC INVESTING. If you do not have a dealer, Mentor Services Company, Inc. can refer you to one.

     AUTOMATIC INVESTMENT PLAN. Once you have made the initial minimum investment in the Portfolio, you can make regular investments of $50 or more on a monthly or quarterly basis through automatic deductions from your bank checking account. Application forms are available from your investment dealer or through Mentor Services Company, Inc.

     Shares are sold at a price based on the Portfolio's net asset value for each class next determined after Mentor Distributors, LLC, the Portfolio's distributor ("Mentor Distributors"), receives your purchase order. In most cases, in order to receive that day's public offering price, Mentor Distributors must receive your order before the close of regular trading on the New York Stock Exchange. If you buy shares through your investment dealer, the dealer must ensure that Mentor Distributors receives your order before the close of regular trading on the New York Stock Exchange for you to receive that day's public offering price.

     CLASS A SHARES. The public offering price of Class A shares is the net asset value plus a sales charge. The Portfolio receives the net asset value. The sales charge varies depending on the size of your purchase and is allocated between your investment dealer and Mentor Distributors. The current sales charges for Class A shares of the Portfolio are as follows:

                                                               SALES CHARGE AS    SALES CHARGE AS
                                                               A PERCENTAGE OF    A PERCENTAGE OF
                                                               PUBLIC OFFERING      NET AMOUNT          DEALER
                                                                    PRICE            INVESTED        COMMISSION*
                                                               ---------------    ---------------    ------------
Less than $50,000...........................................         6.10%              5.82%           5.00%
$50,000 but less than $100,000..............................         4.75%              4.99%           4.00%
$100,000 but less than $250,000.............................         3.75%              3.90%           3.00%
$250,000 but less than $500,000.............................         3.00%              3.09%           2.50%
$500,000 but less than $1 million...........................         2.00%              2.04%           1.75%
$1 million or more..........................................            0%                 0%        (see below)

---------------

* At the discretion of Mentor Distributors, the entire sales charge may at times be reallowed to dealers. The Staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

     There is no initial sales charge on purchases of Class A shares of $1 million or more. However, a CDSC of 1.00% is imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. A CDSC is also imposed on any shares purchased without a sales charge as part of a purchase of shares of $1 million or more under a purchase accumulation plan. Contact Mentor Services Company, Inc. for more information.

     You may be eligible to buy Class A shares at reduced sales charges. Consult your investment dealer or Mentor Services Company, Inc. for details about Quantity Discounts and Accumulated Purchases, Letters of Intent, the Reinvestment Privilege, Concurrent Purchases, and the Automatic Investment Plan. Descriptions are also included in the New Account Form. Shares may be sold at net asset value to certain categories of investors, including to shareholders of other mutual funds who invest in the Portfolio in response to certain promotional activities, and the CDSC may be waived under certain circumstances. The sales charges shown above will not apply to shares purchased by you if you purchase shares through EVEREN Securities, Inc. with the redemption proceeds received by you within the preceding 90 days from the sale of shares of any non-Mentor open-end mutual fund. No CDSC will apply to these purchases. EVEREN Securities, Inc. may compensate your investment dealer in connection with any such purchase. Sales charges may similarly not apply to shares purchased through other financial institutions that have made arrangements with Mentor Distributors. Contact your financial institution or Mentor Distributors for more information. See "How to buy shares -- General" below.

     CLASS B SHARES. Class B shares are sold without an initial sales charge, although a CDSC will be imposed if you redeem shares within five years of purchase. The following types of shares may be redeemed without charge: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described in the Example below. The amount of CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested in the shares being redeemed and the dollar amount being redeemed, according to the following table:

YEARS SINCE PURCHASE PAYMENT MADE     CDSC
---------------------------------     -----
              1                       4.0%
              2                       4.0%
              3                       3.0%
              4                       2.0%
              5                       1.0%
              6+                      None

     THE BL PURCHASE PROGRAM. If you purchase Class B shares through an asset-allocation program sponsored by your broker-dealer or other financial institution, you may elect to participate in the BL Purchase Program. Shares purchased through this program are not subject to the CDSC shown above. Rather, a CDSC of 1.00% will be imposed on redemptions of such shares within the first year after purchase, based on the lower of the shares' cost and current net asset value. Your broker-dealer or other financial institution is responsible for making the election on your behalf to invest through the Program. Accordingly, if you wish to purchase shares through this Program, you should instruct your broker-dealer or financial institution to do so.

     GENERAL. Mentor Distributors, LLC, located at 3435 Steizer Road, Columbus, Ohio 43219, serves as distributor of the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

     The Portfolio may sell its Class A shares without a sales charge and may waive the CDSC on shares redeemed by the Trust's current and retired Trustees (and their families), current and retired employees (and their families) of Mentor Distributors, Mentor Perpetual, and their affiliates, registered representatives and other employees (and their families) of broker-dealers having sales agreements with Mentor Distributors, employees (and their families) of financial institutions having sales agreements with Mentor Distributors (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Portfolio shares), financial institution trust departments investing an aggregate of $1 million or more in one or more funds in the Mentor family, clients of certain administrators of tax-qualified plans, employer-sponsored retirement plans, tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in funds in the Mentor family, shares redeemed under the Portfolio's Systematic Withdrawal Plan (limited to 10% of a shareholder's account in any calendar year), and "wrap accounts" for the benefit of clients of financial planners adhering to certain standards established by Mentor Distributors or Mentor Investment Group or its affiliates. The Portfolio may sell shares without a sales charge or a CDSC in connection with the acquisition by the Portfolio of assets of an investment company or personal holding company. In addition, the CDSC may be waived in the case of (i) redemptions of shares held at the time a shareholder dies or becomes disabled, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year of the death or initial determination of disability; (ii) redemptions in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified retirement plan following retirement, (b) distributions from an IRA, Keogh Plan, or Custodial Account under Section 403(b)(7) of the Internal Revenue Code following attainment of age 59 1/2, and (c) a tax-free return on an excess contribution to an IRA; (iii) redemptions by pension or profit sharing plans sponsored by Mentor Investment Group or an affiliate; and (iv) redemptions by pension or profit sharing plans of which Mentor Investment Group or any affiliate serves as a plan fiduciary. In addition, certain retirement plans with over 200 employees may purchase Class A shares at net asset value without a sales charge. The Portfolio may sell its Class A shares without a sales charge to shareholders of other mutual funds who invest in other funds in the Mentor family in response to certain promotional activities (in which case a CDSC of 1% may apply for a period of years after purchase). Contact Mentor Services Company, Inc. for more information. If you invest through a broker-dealer or other financial institution, your broker-dealer or other financial institution will be responsible for electing on your behalf to take advantage of any of these reduced sales charges or waivers described above. Please instruct your broker-dealer or other financial institution accordingly.

     Shareholders of other funds in the Mentor family may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Portfolio at net asset value. See "How to exchange shares."

     In determining whether a CDSC is payable in respect of the shares redeemed, the Portfolio will first redeem the shares held longest (together with any shares received upon reinvestment of distributions with respect to those shares). Any of the shares being redeemed which were acquired by reinvestment of distributions will be redeemed without a CDSC, and amounts representing capital appreciation will not be subject to a CDSC. See the Example below.

EXAMPLE:

     You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 of those shares (including shares purchased through reinvestment of distributions on those 100 shares) at this time, your CDSC will be calculated as follows:

(Bullet) Proceeds of 50 shares redeemed at $12 per share                                   $600
(Bullet) Minus proceeds of 10 shares not subject to a CDSC
  because they were acquired through dividend reinvestment
  (10 x $12)                                                                               -120
(Bullet) Minus appreciation on remaining shares, also not subject
  to CDSC (40 x $2)                                                                         -80
                                                                                           ----
(Bullet) Amount subject to a CDSC                                                          $400

     Mentor Distributors receives the entire amount of any CDSC you pay. Consult Mentor Distributors for more information.

     If you are considering redeeming or exchanging shares of the Portfolio or transferring shares to another person shortly after purchase, you should pay for those shares with a certified check to avoid any delay in redemption, exchange, or transfer. Otherwise the Portfolio may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date.

     Because of the relatively high cost of maintaining accounts, the Portfolio reserves the right to redeem, upon not less than 60 days' notice, any Portfolio account below $500 as a result of redemptions. A shareholder may, however, avoid such a redemption by the Portfolio by increasing his investment in shares of the Portfolio to a value of $500 or more during such 60-day period.

     Mentor Distributors, Mentor Perpetual, and affiliates thereof, at their own expense and out of their own assets, may also provide other compensation to dealers in connection with sales of shares of the Portfolio. Compensation may also include, but is not limited to, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Portfolio's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Certain dealers may not sell all classes of shares.

     In all cases Mentor Perpetual or Mentor Distributors reserves the right to reject any particular investment.

     REINVESTMENT PRIVILEGE. If you redeem Class A or B shares of the Portfolio, you have a one-time right, within 60 days, to reinvest the redemption proceeds plus the amount of CDSC you paid, if any, at the next-determined net asset value. Front-end sales charges will not apply to such reinvestment. Mentor Distributors must be notified in writing by you or by your financial institution of the reinvestment for you to recover the CDSC, or to eliminate the front-end sales charge. If you redeem shares in the Portfolio, there may be tax consequences.

                       DISTRIBUTION PLAN (CLASS B SHARES)

     Mentor Distributors, LLC, located at 3435 Steizer Road, Columbus, Ohio 43219, is the principal distributor for the Portfolio's shares. Mentor Distributors is not obligated to sell any specific amount of shares of the Portfolio.

     The Portfolio has adopted a Distribution Plan under Rule 12b-1 with respect to its Class B shares (the "Plan") providing for payments by the Portfolio to Mentor Distributors from the assets attributable to the Portfolio's Class B shares at the annual rate set out under "Expense Summary -- Annual Portfolio Operating Expenses" above. The Trustees may reduce the amount of payments or suspend the Plan for such periods as they may determine. Mentor Distributors also receives the proceeds of any CDSC imposed on redemptions of shares.

     Payments under the Plan are intended to compensate Mentor Distributors for services provided and expenses incurred by it as principal underwriter of the Portfolio's Class B shares. Mentor Distributors may select financial institutions (such as a broker/dealer or bank) to provide sales support services as agents for their clients or customers who beneficially own Class B shares of the Portfolio. Financial institutions will receive fees from Mentor Distributors based upon Class B shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by Mentor Distributors. Mentor Distributors may suspend or modify such payments to dealers. Such payments are also subject to the continuation of the Plan, the terms of any agreements between dealers and Mentor Distributors, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

     Mentor Services Company, Inc. provides marketing-related services in respect of the Portfolio. Mentor Services Company, Inc. and its affiliates will receive from Mentor Distributors substantially all amounts received or retained by Mentor Distributors in respect of the marketing of the Portfolio's shares, including any amounts paid to Mentor Distributors under the Distribution Plan.

                               HOW TO SELL SHARES

     You can sell your shares to the Portfolio any day the New York Stock Exchange is open, either directly to the Portfolio or through your investment dealer. The Portfolio will only redeem shares for which it has received payment.

     SELLING SHARES DIRECTLY TO THE PORTFOLIO. Send a signed letter of instruction and stock power form, along with any certificates that represent shares you want to sell, to Mentor Institutional Trust, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171. The price you will receive is the net asset value per share of the relevant class of shares next calculated after your request is received in proper form less any applicable CDSC. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. If you sell shares having a net asset value of $50,000 or more or if you want your redemption proceeds payable to you at a different address or to someone else, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer, or certain other financial institutions. Contact Mentor Services Company, Inc. for more information about where to obtain a signature guarantee. Stock power forms are available from your investment dealer, Mentor Services Company, Inc., and many commercial banks. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Services Company, Inc. for details.

     SELLING SHARES BY TELEPHONE. You may use Mentor's Telephone Redemption Privilege to redeem shares from your account unless you have notified Mentor Services Company, Inc. of an address change within the preceding

15 days. Unless an investor indicates otherwise on the New Account Form, Mentor Distributors will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide Mentor Distributors with his or her account registration and address as it appears on Mentor Distributors' records. Mentor Distributors will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, Mentor Distributors may be liable for any losses due to unauthorized or fraudulent instructions. For more information, consult Mentor Services Company, Inc. During periods of unusual market changes and shareholder activity, you may experience delays in contacting Mentor Services Company, Inc. by telephone in which case you may wish to submit a written redemption request, as described above, or contact your investment dealer, as described below. The Telephone Redemption Privilege may be modified or terminated without notice.

     SELLING SHARES THROUGH YOUR INVESTMENT DEALER. Your dealer and Mentor Distributors must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your dealer will be responsible for furnishing all necessary documentation to Mentor Distributors, and may charge you for its services.

     SYSTEMATIC WITHDRAWAL PROGRAM. You may redeem Class A or B shares of the Portfolio through periodic withdrawals for a predetermined amount. Only shareholders with accounts valued at $10,000 or more are eligible to participate. Class B shares redeemed under the Systematic Withdrawal Program are not subject to a CDSC, but the aggregate withdrawals of Class B shares in any year are limited to 10% of the value of the account at the time of enrollment. Contact Mentor Services Company, Inc. for more information.

     GENERAL. The Portfolio generally sends you payment for your shares the business day after your request is received. Under unusual circumstances, the Portfolio may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     The Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part in securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

                             HOW TO EXCHANGE SHARES

     Except as otherwise described below, you can exchange your shares in the Portfolio worth at least $1,000 for shares of the same class of certain Portfolios of Mentor Funds, a series investment company offering shares of investment portfolios with different investment objectives and policies, at net asset value beginning 15 days after purchase. You may also exchange shares of the Portfolio for shares of Cash Resource U.S. Government Money Market Fund (the "Cash Fund"). If you exchange shares subject to a CDSC, the transaction will not be subject to a CDSC. However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares, using the schedule of the Portfolio from which your first exchange was effected. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

     To exchange your shares, contact Mentor Services Company, Inc. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. A Telephone Exchange Privilege is currently available. Mentor Distributors' procedures for telephonic transactions are described above under "How to sell shares -- Selling shares by telephone." The Telephone Exchange Privilege is not available if you were issued certificates for shares which remain outstanding. Ask you investment dealer or Mentor Services Company, Inc. for a prospectus relating to Mentor Funds or the Cash Fund. Shares of certain of the Portfolios may not be available to residents of all states.

     The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Mentor Distributors or the Trustees believe doing so would be in the best interests of the Portfolio, the Portfolio reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Mentor Services Company, Inc. before requesting an exchange by calling 1-800-382-0016. See the Statement of Additional Information to find out more about the exchange privilege.

                           HOW DISTRIBUTIONS ARE MADE

     The Portfolio distributes net investment income and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. All Portfolio distributions will be invested in additional Portfolio shares, unless the shareholder instructs the Portfolio otherwise.

                                     TAXES

     The Portfolio intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolio will distribute substantially all of its net investment income and capital gain net income on a current basis.

     All Portfolio distributions will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distribution received with respect to those shares). Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains will be subject to a maximum tax rate of 28% or 20% depending upon the holding period of the Portfolio investment generating the gains. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by the Portfolio for the preceding year. In buying or selling securities for the Portfolio, Mentor Perpetual will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

     Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any eligible foreign taxes it paid as paid by its shareholders. In that case, shareholders who are U.S. citizens, U.S. corporations, and, in some cases, U.S. residents, will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

     The foregoing is a summary of certain federal income tax consequences of investing in the Portfolio. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, or local taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                                 OTHER SERVICES

     SHAREHOLDER SERVICING PLAN. The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with respect to the Class A and Class B shares of the Portfolio. Under the Service Plan, financial institutions will enter into shareholder service agreements with Mentor Investment Group or the Trust to provide administrative support services to their customers who are Portfolio shareholders. In return for providing these support services, a financial institution may receive payments at a rate not exceeding 0.25% of the average daily net assets of the Class A or Class B shares of the Portfolio. These administrative services may include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer personnel, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the Portfolio; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Portfolio reasonably requests.

     In addition to receiving payments under the Service Plan, financial institutions may be compensated by Mentor Perpetual and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class A or Class B shares of the Portfolio. These payments will be made directly by Mentor Perpetual and/or Mentor Investment Group and will not be made from the assets of the Portfolio.

                                    GENERAL

     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into four series, one representing the Portfolio, the others representing other Portfolios with varying investment objectives and policies. The Portfolio's shares are currently divided into four classes. Only the Portfolio's Class A and Class B shares are offered by this Prospectus. The Portfolio also offers other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact Mentor Services Company, Inc.

     Each share has one vote, with fractional shares voting proportionally. Shares of each series will vote together as a single series, except when required by law or determined by the Trustees. Shares of the Portfolio are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although neither the Portfolio nor the Trust is required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     In the interest of economy and convenience, the Portfolio will not issue certificates for its shares except at the shareholder's request.

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Portfolio's custodian. State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Portfolio's transfer and dividend agent.

                            PERFORMANCE INFORMATION

     Yield and total return data may from time to time be included in advertisements about Class A and Class B shares of the Portfolio. The Portfolio's "yield" for each class of shares is calculated by dividing that classes' annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. "Total return" for the one-, five- and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the relevant class of shares of the Portfolio at the maximum public offering price (in the case of Class A shares) and reflecting (in the case of Class B shares) the deduction of any applicable CDSC. Total return may also be presented for other periods or based on investment at reduced sales charge levels or at net asset value. Investment performance of different classes of shares of the Portfolio will differ. Any quotation of investment performance not reflecting the maximum initial sales charge or CDSC would be reduced if such sales charges were reflected. Quotations of yield and total return for a period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolio describing the background and professional experience of the Portfolio's investment adviser or its investment personnel.

     ALL DATA IS BASED ON THE PORTFOLIO'S PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Portfolio's investments, the Portfolio's operating expenses and the class of shares purchased. Investment performance also often reflects the risks associated with the Portfolio's investment objective and policies. These factors should be considered when comparing the Portfolio's investment results to those of other mutual funds and other investment vehicles.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIO. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE. THIS PROSPECTUS OMITS CERTAIN INFORMATION CONTAINED IN THE REGISTRATION STATEMENT, TO WHICH REFERENCE IS MADE, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ITEMS WHICH ARE THUS OMITTED, INCLUDING CONTRACTS AND OTHER DOCUMENTS REFERRED TO OR SUMMARIZED HEREIN, MAY BE OBTAINED FROM THE COMMISSION UPON PAYMENT OF THE PRESCRIBED FEES.

     ADDITIONAL INFORMATION CONCERNING THE SECURITIES OFFERED HEREBY AND THE PORTFOLIO IS TO BE FOUND IN THE REGISTRATION STATEMENT, INCLUDING VARIOUS EXHIBITS THERETO AND FINANCIAL STATEMENTS INCLUDED OR INCORPORATED THEREIN, WHICH MAY BE INSPECTED AT THE OFFICE OF THE COMMISSION.

                               TABLE OF CONTENTS

Expense summary..................................      2
Financial highlights.............................      3
Investment objective and policies................      4
Management.......................................      7
How the Portfolio values its shares..............      8
Sales arrangement................................      9
How to buy shares................................      9
Distribution plan (Class B shares)...............     13
How to sell shares...............................     13
How to exchange shares...........................     14
How distributions are made.......................     15
Taxes............................................     15
Other services...................................     16
General..........................................     16
Performance information..........................     17

                            MENTOR INVESTMENT GROUP
                              901 East Byrd Street
                               Richmond, VA 23219
                                 (800) 382-0016

                         1998 MENTOR DISTRIBUTORS, LLC

MK 953

                                MENTOR PERPETUAL
                                 INTERNATIONAL
                                   PORTFOLIO
                              CLASS A AND B SHARES

                                ----------------
                                   PROSPECTUS
                                ----------------

                                February 1, 1998


                         [MENTOR INVESTMENT GROUP LOGO]

P R O S P E C T U S                                             February 1, 1998
Y (Institutional) Shares

                           MENTOR INSTITUTIONAL TRUST

     Mentor Institutional Trust offers investors an opportunity to design an investment program by investing in Y Shares of one or more different investment portfolios. An investment in shares of the Portfolios offered by this Prospectus is designed for institutional and high net-worth individual investors purchasing shares through investment advisory accounts with Mentor Investment Advisors, LLC or its affiliates.

     The MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO is a "money market" fund, seeking as high a rate of current income as Mentor Investment Advisors, LLC, portfolio investment advisor, believes is consistent with preservation of capital and maintenance of liquidity, through investments exclusively in U.S. Government securities and repurchase agreements with respect to U.S. Government securities. AN INVESTMENT IN THIS PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     The MENTOR FIXED-INCOME PORTFOLIO seeks a high level of long-term total return by investing in a diversified portfolio of fixed-income securities and income producing equity securities. Preservation of capital is a secondary objective to the extent consistent with the Portfolio's primary objective of seeking a high level of long-term total return. Mentor Investment Advisors, LLC is the investment adviser for the Portfolio.

     The MENTOR PERPETUAL INTERNATIONAL PORTFOLIO seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of issuers located outside the United States. THIS PORTFOLIO MAY USE
"LEVERAGE" -- THAT IS, IT MAY BORROW MONEY TO PURCHASE ADDITIONAL PORTFOLIO SECURITIES, WHICH INVOLVES SPECIAL RISKS. Mentor Perpetual Advisors, LLC is the investment adviser for this Portfolio.
                            ------------------------

     This Prospectus sets forth concisely the information about the Portfolios that a prospective investor should know before investing. Please read this Prospectus and retain it for future reference. INVESTORS CAN FIND MORE DETAILED INFORMATION IN THE FEBRUARY 1, 1998 STATEMENT OF ADDITIONAL INFORMATION, AS AMENDED FROM TIME TO TIME. FOR A FREE COPY OF THE STATEMENT, CALL MENTOR SERVICES COMPANY, INC. AT 1-800-382-0016. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Trust's address is P.O. Box 1357, Richmond, Virginia 23211.
                            ------------------------

                            MENTOR DISTRIBUTORS, LLC
                                  DISTRIBUTOR

SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
    OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT INSURED BY THE
       FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                           BOARD, OR ANY OTHER AGENCY.AAAAAAAAAAAAAAAA

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
     COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
       ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                      TO THE CONTRARY IS A CRIMINAL OFFENSE.AAAAAAAAAAA

                                EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing in a Portfolio. Expenses shown are based on expenses incurred in respect of Y (Institutional) Shares of the Portfolios for the 1997 fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in each Portfolio over specified periods. THE PORTFOLIOS ARE BEING OFFERED TO INVESTORS PRINCIPALLY THROUGH INVESTMENT ADVISORY ACCOUNTS WITH MENTOR INVESTMENT ADVISORS, LLC AND ITS AFFILIATES; EXPENSES SHOWN BELOW DO NOT REFLECT ANY FEES OR EXPENSES ASSOCIATED WITH THOSE ACCOUNTS.

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases.............................................................   None
Maximum Sales Load Imposed on Reinvested Dividends..................................................   None
Deferred Sales Load.................................................................................   None
Redemption Fees.....................................................................................   None
Exchange Fee........................................................................................   None

ANNUAL PORTFOLIO OPERATING EXPENSES
(as a percentage of average net assets)

                                                                                MENTOR
                                                                              U.S. GOV'T     MENTOR         MENTOR
                                                                                 CASH        FIXED-        PERPETUAL
                                                                              MANAGEMENT     INCOME      INTERNATIONAL
                                                                              PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                              ----------    ---------    -------------
Management Fees............................................................      0.00%         0.00%          1.00%
12b-1 Fees.................................................................      0.00%         0.00%          0.00%
Other Expenses (after expense limitation)*.................................      0.06%         0.10%          0.10%
                                                                              ----------    ---------    -------------
Total Portfolio Operating Expenses
  (after expense limitation)*..............................................      0.06%         0.10%          1.10%

---------------

* Other Expenses and Total Portfolio Operating Expenses for each of the Portfolios reflect a voluntary expense limitation currently in effect. In the absence of the expense limitation, Other Expenses and Total Portfolio Operating Expenses for the Portfolios based on expenses for the 1997 fiscal year would be 0.09% for the U.S. Government Cash Management Portfolio, and 0.15% for the Fixed-Income Portfolio; Other Expenses and Total Portfolio Operating Expenses for the International Portfolio would have been 0.74% and 1.74%, respectively. Mentor Investment Group, LLC receives no compensation from the Portfolios for serving as administrator to the Portfolios. The Trustees of the Trust may at any time cause one or more of the Portfolios to pay compensation to Mentor Investment Group for such services.

EXAMPLES

     An investment of $1,000 in a Portfolio's Y Shares would incur the following expenses, assuming 5% annual return, with or without redemption at the end of each period:

                                                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                                    ------    -------    -------    --------
Mentor U.S. Government Cash Management Portfolio.................     $1        $ 2        $ 3        $  8
Mentor Fixed-Income Portfolio....................................      1          3          6          13
Mentor Perpetual International Portfolio.........................     11         35         61         134

This information is provided to help investors understand the expenses of investing in each of the Portfolios' Y Shares and an investor's share of the operating expenses of the Portfolios' Y Shares. The Examples should not be considered representations of future performance; actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for the Portfolios' Y (Institutional) Shares presented below have been derived from the Trust's financial statements which were audited by KPMG Peat Marwick LLP, the Trust's independent auditors. Their reports dated December 12, 1997 on the financial statements of the Trust for the fiscal year ended October 31, 1997 are included in each Portfolio's Annual Report to shareholders, which is incorporated into the Statement of Additional Information by reference. A copy of the Annual Report may be obtained free of charge from the Trust. (Until November 1, 1996 the U.S. Government Cash Management Portfolio was known as the Cash Management Portfolio and invested in a broad range of money market instruments, not limited (as it currently is) to investments in U.S. Government securities and repurchase agreements with respect to such securities. During periods prior to October 31, 1996, the Fixed-Income Portfolio invested only in investment grade fixed-income securities.)

                                                                                         MENTOR U.S. GOVERNMENT CASH
                                                                                            MANAGEMENT PORTFOLIO
                                                                                     -----------------------------------
                                                                                       YEAR        YEAR        PERIOD
                                                                                      ENDED       ENDED         ENDED
                                                                                     10/31/97    10/31/96    10/31/95(B)
                                                                                     --------    --------    -----------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period................................................ $   1.00    $  1.00       $  1.00
Income from investment operations
  Net investment income.............................................................     0.05       0.05          0.05
  Net realized and unrealized gain (loss) on investments and foreign currency
    related transactions............................................................       --*        -- *          --
                                                                                     --------    --------    -----------
  Total from investment operations..................................................     0.05       0.05          0.05

LESS DISTRIBUTIONS
  Dividends from income.............................................................    (0.05)     (0.05 )       (0.05)
  Distributions from capital gains..................................................       --*        -- *          --
                                                                                     --------    --------    -----------
  Total distributions...............................................................    (0.05)     (0.05 )       (0.05)

NET ASSET VALUE, END OF PERIOD...................................................... $   1.00    $  1.00       $  1.00
                                                                                     --------    --------    -----------
TOTAL RETURN........................................................................     5.56%      5.60%         5.06%
                                                                                     --------    --------    -----------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)............................................ $259,950    $87,973       $69,997
Ratio of expenses to average net assets.............................................     0.06%      0.04%         0.04%(a)
Ratio of expenses to average net assets excluding waiver............................     0.09%      0.12%         0.18%(a)
Ratio of net investment income to average net assets................................     5.45%      5.54%         5.56%(a)
Portfolio turnover rate.............................................................       --         --            --
Average commission rate on portfolio transactions...................................       --         --            --
                                                                                     --------    --------    -----------
                                                                                     --------    --------    -----------

---------------
(a) Annualized.

(b) For the period from December 5, 1994 (commencement of operations) to October 31, 1995.

 * Reflects net realized gain (loss) which was under $0.005 per share.

                                                                                                         MENTOR PERPETUAL
                                                                         MENTOR FIXED-                    INTERNATIONAL
                                                                       INCOME PORTFOLIO                     PORTFOLIO
                                                              -----------------------------------    ------------------------
                                                                YEAR        YEAR        PERIOD         YEAR        PERIOD
                                                               ENDED       ENDED         ENDED        ENDED         ENDED
                                                              10/31/97    10/31/96    10/31/95(B)    10/31/97    10/31/96(C)
                                                              --------    --------    -----------    --------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period......................... $ 12.89     $ 13.71       $ 12.50      $ 12.12       $ 12.50
Income from investment operations
  Net investment income......................................    0.83        0.77          0.81         0.15          0.04
  Net realized and unrealized gain (loss) on investments and
    foreign currency related transactions....................    0.21       (0.16 )        1.14         1.67         (0.42)
                                                              --------    --------    -----------    --------   -------------
  Total from investment operations...........................    1.04        0.61          1.95         1.82         (0.38)

LESS DISTRIBUTIONS
  Dividends from income......................................   (0.82 )     (0.77 )       (0.74)       (0.05 )          --
  Distributions from capital gains...........................      --       (0.66 )          --           --            --
                                                              --------    --------    -----------    --------   -------------
  Total distributions........................................   (0.82 )     (1.43 )       (0.74)       (0.05 )          --

NET ASSET VALUE, END OF PERIOD............................... $ 13.11     $ 12.89       $ 13.71      $ 13.89       $ 12.12
                                                              --------    --------    -----------    --------   -------------
TOTAL RETURN.................................................    8.39%       4.87%        15.90%       15.07%        (3.04%)
                                                              --------    --------    -----------    --------   -------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)..................... $61,738     $49,962       $34,053      $16,110       $ 8,741
Ratio of expenses to average net assets......................    0.10%       0.05%         0.05%(a)     1.10%         1.10%(a)
Ratio of expenses to average net assets excluding waiver.....    0.15%       0.17%         0.22%(a)     1.74%         1.75%(a)
Ratio of net investment income to average net assets.........    6.52%       6.22%         6.75%(a)     1.20%         0.89%(a)
Portfolio turnover rate......................................     194%        226%          302%         107%           59%
Average commission rate on portfolio transactions............      --          --            --      $0.0150       $0.0295
                                                              --------    --------    -----------    --------   -------------
                                                              --------    --------    -----------    --------   -------------

---------------
(a) Annualized.

(b) For the period from December 6, 1994 (commencement of operations) to October 31, 1995.

(c) For the period from May 29, 1996 (commencement of operations) to October 31, 1996.

                       INVESTMENT OBJECTIVES AND POLICIES

MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO

THE MENTOR U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO'S INVESTMENT OBJECTIVE IS TO SEEK AS HIGH A RATE OF CURRENT INCOME AS MENTOR INVESTMENT ADVISORS, LLC ("MENTOR ADVISORS") BELIEVES IS CONSISTENT WITH PRESERVATION OF CAPITAL AND MAINTENANCE OF LIQUIDITY. The Portfolio invests exclusively in U.S. Treasury bills, notes, and bonds, and other obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, or instrumentalities, and in repurchase agreements with respect to such obligations. There can, of course, be no assurance that the Portfolio will achieve its investment objective.

     Certain of the foregoing obligations, including U.S. Treasury bills, notes, and bonds, mortgage participation certificates issued or guaranteed by the Government National Mortgage Association, and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government securities issued by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. These securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations supported only by the credit of an instrumentality, such as Federal National Mortgage Association bonds.

     Short-term U.S. Government obligations generally are considered among the safest short-term investments. Because of their added safety, the yields available from U.S. Government obligations are generally lower than the yields available from comparable corporate debt securities. The U.S. Government guarantee of securities owned by the Portfolio does not guarantee the net asset value of the Portfolio's shares, which the Portfolio seeks to maintain at $1.00 per share.

     Considerations of liquidity and preservation of capital mean that the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the Portfolio will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic conditions and conditions and trends in the U.S. Government securities money markets. The Portfolio may also invest to take advantage of what Mentor Advisors believes to be temporary disparities in yields of different segments in the U.S. Government securities money markets or among particular instruments within the same segment of the markets. These policies, as well as the relatively short maturity of obligations purchased by the Portfolio, may result in frequent changes in the securities held by the Portfolio. The Portfolio will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

     The Portfolio's securities will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Portfolio. The value of the Portfolio's securities can be expected to vary inversely to changes in prevailing interest rates. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

MENTOR FIXED-INCOME PORTFOLIO

     THE INVESTMENT OBJECTIVE OF THE PORTFOLIO IS TO SEEK A HIGH LEVEL OF LONG-TERM TOTAL RETURN. PRESERVATION OF CAPITAL IS A SECONDARY OBJECTIVE TO THE EXTENT CONSISTENT WITH THE PORTFOLIO'S PRIMARY OBJECTIVE OF SEEKING A HIGH LEVEL OF LONG-TERM TOTAL RETURN. The Portfolio will invest in U.S. Government securities, fixed-income securities of corporations and other private issuers, mortgage-backed securities, and other asset-backed securities, and income producing equity securities, including preferred stocks, convertible securities, and dividend paying common stocks. The Portfolio may also hold a portion of its assets in cash or money market instruments. There can, of course, be no assurance that the Portfolio will achieve its investment objectives.

     The Portfolio will normally invest at least 90% of its assets (determined at the time of investment) in securities of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, the security is rated at least Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Corporation, or determined by Mentor Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities.

     The Portfolio may invest up to 10% of its assets in securities rated, at the time of purchase, below Baa or BBB by Moody's or Standard & Poor's, or in unrated securities determined by Mentor Advisors to be of comparable quality. The Portfolio will not invest in a security rated, at the time of purchase, below B by Moody's or Standard & Poor's, or in unrated securities determined by Mentor Advisors to be of comparable quality. Securities rated below Baa or BBB, which are commonly referred to as "junk bonds," are considered to be of poor standing and predominantly speculative. The Portfolio will seek to maintain a dollar-weighted average credit quality of at least A. For that purpose, the rating of a security will be deemed to be the lower of the ratings assigned to it by Moody's and Standard & Poor's. See Appendix A for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

     Like those of other fixed-income securities, the values of lower-rated securities will fluctuate in response to changes in interest rates. However, the yields on such securities are also generally higher. In addition, the values of such lower rated securities will also be affected by general economic and business conditions affecting the specific industries of their issuers. Changes by recognized rating agencies in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.

     Investors should carefully consider their ability to assume the risks of owning shares of a Portfolio that invests in lower-rated securities. The lower ratings of certain securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values placed on such securities. In the absence of a liquid trading market for its portfolio securities the Portfolio at times may be unable to establish the fair value of such securities.

     The rating assigned to a security by a rating agency does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security.

     The Portfolio will not be required to dispose of a security held by it if the security's rating falls below the minimum applicable rating, although Mentor Advisors will consider whether continued investment in the security is consistent with the Portfolio's investment objectives.

     The Portfolio may invest up to 25% of its assets in foreign securities. The Portfolio may also buy and sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments. See "Foreign securities" below for a description of risks associated with foreign investments.

     "Total return" consists of current income, including interest payments and discount accruals, plus any increases in the values of the Portfolio's investments (less any decreases in the values of any of its investments and amortizations of premiums).

     Mentor Advisors may under unusual circumstances implement temporary "defensive" strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Mentor Advisors considers consistent with such defensive strategies.

MENTOR PERPETUAL INTERNATIONAL PORTFOLIO

     THE INTERNATIONAL PORTFOLIO'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION. The Portfolio is designed for institutional investors who believe that investment in a diversified portfolio of securities of issuers located outside the U.S. offers the potential for long-term capital appreciation.

     The Portfolio invests in a diversified portfolio of securities of issuers located outside the United States.
The Portfolio's investments will normally include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common stocks or preferred stocks. The Portfolio may also invest to a lesser extent in debt securities and other types of investments if Mentor Perpetual Advisors, LLC ("Mentor Perpetual") believes they would help achieve the Portfolio's objective. The Portfolio may hold a portion of its assets in cash or money market instruments. See "Foreign securities" below for a description of risks associated with foreign investments.

     The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued.

     It is likely that, at times, a substantial portion of the Portfolio's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Portfolio may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Portfolio may also invest a substantial portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Portfolio to the credit risk of its counterparties in trading those investments.

     Fixed-income securities in which the Portfolio may invest will be of investment grade. A security will be deemed to be of "investment grade" if, at the time of investment by the Portfolio, the security is rated at least Baa3 by Moody's or BBB- by Standard & Poor's, or at a comparable rating by another nationally recognized rating agency. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The Portfolio will not be required to dispose of a security held by it if the security's rating falls below investment grade, although Mentor Perpetual will consider whether continued investment in the security is consistent with the Portfolio's investment objective. See Appendix A for descriptions of securities ratings assigned by Moody's and Standard & Poor's.

     Mentor Perpetual may under unusual circumstances implement temporary "defensive" strategies in order to reduce fluctuations in the value of the Portfolio's assets. At those times, the Portfolio may invest any portion of its assets in cash or cash equivalents, money market instruments, or other short-term, high-quality investments Mentor Perpetual considers consistent with such defensive strategies. At such times, the Portfolio may invest without limit in securities of issuers located in the United States. It is impossible to predict when, or for how long, the Portfolio will use these defensive strategies.

     The International Portfolio may invest a substantial portion of its assets in securities issued by small companies. Such companies may offer greater opportunities for capital appreciation than larger companies, but investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. While the markets in securities of such companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Portfolio may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly-available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

     Some securities of smaller issuers may be restricted as to resale or may otherwise be highly illiquid. The ability of the Portfolio to dispose of such securities may be greatly limited, and the Portfolio may have to continue to hold such securities during periods when Mentor Perpetual would otherwise have sold the security. It is possible that Mentor Perpetual or its affiliates or clients may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than the Portfolio.

     FOREIGN SECURITIES (FIXED-INCOME PORTFOLIO AND INTERNATIONAL PORTFOLIO
ONLY). Investment in foreign securities entails certain risks. Since foreign securities are normally denominated and traded in foreign currencies, the value of a Portfolio's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Portfolio's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of a Portfolio's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. In the case of securities issued by a foreign governmental entity, the issuer may in certain circumstances be unable or unwilling to meet its obligations on the securities in accordance with their terms, and a Portfolio may have limited recourse available to it in the event of default. The laws of some foreign countries may limit a Portfolio's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Portfolio may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

OTHER INVESTMENT PRACTICES AND RISKS

     Each of the Portfolios (except as noted below) may engage in the other investment practices described below. See the Statement of Additional Information for a more detailed description of these practices and certain risks they may involve.

     MORTGAGE-BACKED SECURITIES. The Fixed-Income Portfolio may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities, but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, the Portfolio's mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable or greater risk of decline in market value during periods of rising interest rates.

     Mortgage-backed securities have yield and maturity characteristics that are dependent on the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

     The Fixed-Income Portfolio may also invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including collateralized mortgage obligation "residual" interests. Residual interests are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of mortgage securities is applied first to make required payments of principal of and interest on the mortgage securities and second to pay the related administrative expenses of the issuer. The residual generally represents the right to any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related residual represents income and/or a return of capital. The amount of residual cash flow resulting from a series of mortgage securities will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of the mortgage securities, prevailing interest rates, the amount of administrative expenses, and the prepayment experience on the mortgage assets. The values of residuals are extremely sensitive to changes in interest rates. The yield to maturity on residual interests may be extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an interest-only class of stripped mortgage-backed securities. In addition, if a series of mortgage securities includes a class that bears interest at an adjustable rate, the yield to maturity on the related residual interest may also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, there may be little or no excess cash flow payable to residual holders. The Portfolio may fail to recoup fully its initial investment in a residual.

     Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The residual interest market has only recently developed and residuals currently may not have the liquidity of other more established securities trading in other markets. Residuals also may be subject to certain restrictions on transferability. As a result, the Portfolio may be unable to dispose of these interests at prices approximating the values the Portfolio had previously assigned to them.

     OTHER ASSET-BACKED SECURITIES. The Fixed-Income Portfolio may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities are subject to many of the same risks as are mortgage-backed securities, including prepayment risks, refinancing risks, and risks of foreclosure. They may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers.

     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fixed-Income Portfolio may purchase securities on a "when-issued" basis. The price of such securities is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date (normally within one month of purchase). The Portfolio may also purchase securities for future delivery. "When-issued" securities and forward commitments may increase the Portfolio's overall investment exposure and may result in losses.

     REPURCHASE AGREEMENTS AND SECURITIES LOANS. The Portfolios may enter into repurchase agreements and securities loans. Under a repurchase agreement, a Portfolio purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Portfolio's cost plus interest. Under a securities loan, a Portfolio lends portfolio securities. A Portfolio will enter into repurchase agreements and (in the case of the International Portfolio) securities loans only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and in the case of repurchase agreements, only if the debt instrument is a U.S. Government security. Although Mentor Advisors or Mentor Perpetual, as the case may be, will monitor these transactions to ensure that they will be fully collateralized at all times, a Portfolio bears a risk of loss if the other party defaults on its obligation and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Portfolio may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

     LEVERAGE. The International Portfolio may borrow money to invest in additional portfolio securities. This practice, known as "leverage", increases the Portfolio's market exposure and its risk and may result in losses. When the Portfolio has borrowed money for leverage and its investments increase or decrease in value, the

Portfolio's net asset value will normally increase or decrease more than if it had not borrowed money. The interest the Portfolio must pay on borrowed money will reduce the amount of any potential gains or increase any losses. The extent to which the Portfolio will borrow money, and the amount it may borrow, depend on market conditions and interest rates. Successful use of leverage depends on Mentor Perpetual's ability to predict market movements correctly.

     OPTIONS AND FUTURES. Each of the Portfolios (other than the U.S. Government Cash Management Portfolio) may buy and sell call and put options to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, these Portfolios may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase investment return.

     A Portfolio's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that a Portfolio will be able to utilize these instruments effectively for the purposes stated above. Transactions in options and futures involve certain risks which are described below and in the Statement of Additional Information.

     Transactions in options and futures contracts involve brokerage costs and may require a Portfolio to segregate assets to cover its outstanding positions. For more information, see the Statement of Additional Information.

     INDEX FUTURES AND OPTIONS. The Portfolios (other than the U.S. Government Cash Management Portfolio) may buy and sell index futures contracts ("index futures") and options on index futures and on indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index future" is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Portfolio enters into and terminates an index future or option transaction, the Portfolio realizes a gain or loss. The Portfolios (other than the U.S. Government Cash Management Portfolio) may also, to the extent consistent with applicable law, buy and sell index futures and options to increase its investment return.

     RISKS RELATED TO OPTIONS AND FUTURES STRATEGIES. OPTIONS AND FUTURES TRANSACTIONS INVOLVE COSTS AND MAY RESULT IN LOSSES. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Portfolio that are the subject of a hedge. The successful use by a Portfolio of the strategies described above further depends on the ability of its investment adviser to forecast market movements correctly. Other risks arise from a Portfolio's potential inability to close out futures or options positions. Although a Portfolio will enter into options or futures transactions only if its investment adviser believes that a liquid secondary market exists for such options or futures contracts, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price.

     Each Portfolio generally expects that its options transactions will be conducted on recognized exchanges. A Portfolio may in certain instances purchase and sell options in the over-the-counter markets. A Portfolio's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Portfolio. A Portfolio will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their obligations.

     A Portfolio will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Portfolio's existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Portfolio's assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fixed-Income Portfolio and the International Portfolio may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. The Portfolios may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

     The Portfolios also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which it contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The Portfolios may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.

     The Portfolios may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, each of the Portfolios may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies.

     The Portfolios may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, the Portfolios may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, the Portfolios may also purchase or sell foreign currencies on a spot basis.

     Although there is no limit to the amount of either Portfolio's assets that may be invested in foreign currency exchange and foreign currency forward contacts, each Portfolio will only enter into such transactions to the extent necessary to effect the hedging transactions described above.

     INTEREST RATE TRANSACTIONS. The Fixed-Income Portfolio may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars, for hedging purposes or to realize a greater current return. Interest rate swaps involve the exchange by the Portfolio with another party of different types of interest-rate streams (E.G., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. The Portfolio's ability to engage in certain interest rate transactions may be limited by tax considerations. The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Mentor Advisors is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

                                   MANAGEMENT

     The Trustees of Mentor Institutional Trust ("the Trust") are responsible for generally overseeing the conduct of the Trust's business. MENTOR INVESTMENT ADVISORS, LLC, located at 901 East Byrd Street, Richmond, Virginia 23219, acts as investment adviser to the U.S. Government Cash Management and Fixed-Income Portfolios. MENTOR PERPETUAL ADVISORS, LLC, located at 901 East Byrd Street, Richmond, Virginia, acts as investment adviser to the International Portfolio. Mentor Investment Group, LLC ("Mentor Investment Group") serves as administrator to the Portfolios. Neither Mentor Advisors nor Mentor Investment Group receives compensation from the Portfolios for the performance of such services. Mentor Perpetual receives investment advisory fees from the International Portfolio at the annual rate set out in "Expense Summary -- Annual Portfolio Operating Expenses", above. Mentor Investment Group has agreed to bear certain expenses of the Portfolios pursuant to a voluntary expense limitation currently in effect. This limitation may be terminated at any time.

     Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, which is in turn a subsidiary of Wheat First Butcher Singer, Inc. ("Wheat First Butcher Singer"). Wheat First Butcher Singer is wholly owned subsidiary of First Union Corp. ("First Union"), a leading financial services company with approximately $157 billion in assets and $12 billion in total stockholders' equity as of December 31, 1997. Mentor Advisors and its affiliates serve as investment advisers to over twenty separate investment portfolios in the Mentor Family of Funds, with total assets under management of more than $12 billion. All investment decisions for the U.S. Government Cash Management and Fixed-Income Portfolios are made by investment teams at Mentor Advisors.

     EVEREN Capital Corporation has a 20% ownership interest in Mentor Investment Group and may acquire additional ownership based principally on the amount of Mentor Investment Group's revenues attributable to clients of EVEREN Securities, Inc. and its affiliates.

     Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc and Mentor Advisors. The Perpetual organization currently serves as investment adviser for assets of more than $10 billion. Its clients include 28 unit investment trusts and other public investment pools, including private individuals, charities, pension plans, and life assurance companies. Mentor Perpetual currently serves as investment adviser to the Mentor Perpetual Global Portfolio, an open-end mutual fund which is a series of Mentor Funds. Investment decisions for the International Portfolio are made by a team of investment professionals.

     Subject to the general oversight of the Trustees, Mentor Advisors and Mentor Perpetual manage their respective Portfolios in accordance with the stated policies of each Portfolio. Each of Mentor Advisors and Mentor Perpetual makes investment decisions for its respective Portfolios and places the purchase and sale orders for each Portfolio's portfolio transactions. In selecting broker-dealers, Mentor Advisors and Mentor Perpetual may consider research and brokerage services furnished to them and their affiliates. Subject to seeking the best overall terms available, Mentor Advisors and Mentor Perpetual may consider sales of shares of a Portfolio (and, if permitted by law, of other funds in the Mentor family) as a factor in the selection of broker-dealers to execute portfolio transactions for that Portfolio. Mentor Advisors and Mentor Perpetual may at times cause the Portfolios to pay commissions to broker-dealers which are affiliated with Mentor Advisors or Mentor Perpetual.

     PORTFOLIO TURNOVER (ALL PORTFOLIOS OTHER THAN THE U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO). The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as "portfolio turnover." As a result of each Portfolio's investment policies, under certain market conditions a Portfolio's portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable capital gains. The portfolio turnover rates for the Fixed-Income and International Portfolios for the life of those Portfolios are shown in the section "Financial Highlights."

                     HOW THE PORTFOLIOS VALUE THEIR SHARES

     Each of the Portfolios (other than the U.S. Government Cash Management Portfolio) calculates the net asset value of a share of each class by dividing the total value of its assets attributable to that class, less liabilities attributable to that class, by the number of shares of the class outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Portfolio securities for which market quotations are readily available are stated at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which has been determined to approximate the fair market value of such investments. All other securities and assets are valued at their fair values. The net asset value of shares of different classes will generally differ due to the variance in daily net income realized by and dividends paid on each class, and any differences in the expenses of different classes.

     Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the net asset value of Portfolio shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO values its shares twice each day, once at 12:00 noon and again at the close of regular trading on the New York Stock Exchange. The Portfolio's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. The Portfolio will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

                           HOW DISTRIBUTIONS ARE MADE

     The FIXED-INCOME PORTFOLIO distributes net investment income quarterly and any net realized capital gains at least annually. The INTERNATIONAL PORTFOLIO distributes net investment income and any net realized capital gains at least annually. Distributions from capital gains are made after applying any available capital loss carryovers.

     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO determines its net income as of the close of regular trading on the New York Stock Exchange each day the Exchange is open. Each determination of the Portfolio's net income includes (i) all accrued interest on the Portfolio's investments, (ii) plus or minus all realized and unrealized gains and losses on the Portfolio's investments, (iii) less all accrued expenses of the relevant class of shares of the Portfolio.

     The U.S. Government Cash Management Portfolio declares all of its net income as a distribution on each day it is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the New York Stock Exchange. Shareholders whose purchase of shares of the Portfolio is accepted at or before 12:00 noon on any day will receive the dividend declared by the Portfolio for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the next business day after the Portfolio accepts their order. The Portfolio's net income for Saturdays, Sundays, and holidays is declared as a dividend on the preceding business day. Dividends for the immediately preceding calendar month will be paid on the first day of each calendar month (or, if that day is not a business day, on the next business day), except that the Portfolio's schedule for payment of dividends during the month of December may be adjusted to assist in tax reporting and distribution requirements. A shareholder that withdraws the entire balance of an account at any time during a month will be paid all dividends declared through the time of the withdrawal. Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio normally remains at $1 per share immediately after each determination and dividend declaration.
                            ------------------------

     All Portfolio distributions will be invested in additional Portfolio shares of the same class, unless the shareholder instructs a Portfolio otherwise.

                                     TAXES

     Each of the Portfolios intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. The Portfolios will distribute substantially all of their net investment income and capital gain net income on a current basis.

  THE FOLLOWING IS INTENDED PRINCIPALLY FOR SHAREHOLDERS SUBJECT TO FEDERAL INCOME TAXATION:

     All Portfolio distributions, will be taxable to shareholders as ordinary income, except that any distributions of net capital gain will be taxed as long-term capital gain, regardless of how long a shareholder has held the shares (although the loss on a sale of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distribution received with respect to those shares). Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains generally will be subject to a maximum tax rate of 28% or 20% depending upon the holding period of the Portfolio investment generating the gains. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year the Trust will notify shareholders of the amount and tax status of distributions paid by a Portfolio for the preceding year. In buying or selling securities for a Portfolio, an investment adviser will not normally take into account the effect any purchase or sale of securities will have on the tax positions of the Portfolio's shareholders.

     INTERNATIONAL PORTFOLIO ONLY. Shareholders of the Portfolio who are U.S. citizens or residents may be able to claim a foreign tax credit or deduction on their U.S. income tax returns with respect to foreign taxes paid by the Portfolio. If, at the end of the fiscal year of the Portfolio, more than 50% of the Portfolio's total assets are represented by stock or securities of foreign corporations, the Portfolio intends to make an election permitted by the Internal Revenue Code to treat any eligible foreign taxes it paid as paid by its shareholders. In that case, shareholders who are U.S. citizens, U.S. corporations, and, in some cases, U.S. residents, will be required to include in U.S. taxable income their pro rata share of such taxes, but may then be entitled to claim a foreign tax credit or deduction (but not both) for their share of such taxes.

     The foregoing is a summary of certain federal income tax consequences of investing in a Portfolio. Dividends and distributions also may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).

                               PURCHASE OF SHARES

     Shares of the FIXED-INCOME and INTERNATIONAL PORTFOLIOS are sold at the net asset value next determined after a purchase order is received by a Portfolio. In most cases, in order to receive that day's public offering price, your order must be received by the Trust or Mentor Distributors, LLC ("Mentor Distributors") before the close of regular trading on the New York Stock Exchange.

     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO offers its shares continuously at a price of $1.00 per share. Because the Portfolio seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Portfolio at its designated bank.
                            ------------------------

     Mentor Distributors, LLC, located at 3435 Steizer Road, Columbus, Ohio 43219, serves as distributor of the Portfolios' shares. Mentor Distributors is not obligated to sell any specific amount of shares of any of the Portfolios.

     An investor may make an initial purchase of shares of any of the Portfolios by submitting completed application materials along with a purchase order, and by making payment to the Trust. Investors will be required to make minimum initial investments of $500,000 in Y Shares of the Portfolios and minimum subsequent investments of $25,000. Investments made through advisory accounts maintained with investment advisers registered under the Investment Advisers Act of 1940, as amended (including "wrap" accounts), are not subject to these minimum investment requirements. The Portfolios reserve the right at any time to change the initial and subsequent investment minimums required of investors. If an investor purchases shares of any of the Portfolios, other than the U.S. Government Cash Management Portfolio, through EVEREN Securities, Inc. or certain other financial institutions that have made arrangements with Mentor Distributors with the redemption proceeds received by the investor within the preceeding 90 days from the sale of shares of any non-Mentor open-end mutual fund, EVEREN Securities, Inc. or such other financial institutions may compensate the investor's investment consultant in connection with that purchase.

     Shares of the Portfolios may be purchased by (i) paying cash, (ii) exchanging securities acceptable to a Portfolio's investment adviser, or (iii) a combination of such securities and cash. Purchase of shares of a Portfolio in exchange for securities is subject in each case to the determination by the Portfolio's investment adviser that the securities to be exchanged are acceptable for purchase by the Portfolio. Securities accepted by a Portfolio's investment adviser in exchange for shares will be valued in the same manner as the Portfolio's assets as of the time of the next determination of net asset value after such acceptance. All dividends and subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Portfolio and must be delivered to the Portfolio upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes would be realized upon the exchange by an investor that is subject to federal income taxation, depending upon the investor's basis in the securities tendered. A shareholder who wishes to purchase shares by exchanging securities should obtain instructions by calling Mentor Services Company, Inc. at 1-800-382-0016.

     In all cases Mentor Advisors, Mentor Perpetual, and Mentor Distributors reserve the right to reject any investment.

                              REDEMPTION OF SHARES

     A shareholder may redeem all or any portion of its shares in a Portfolio any day the New York Stock Exchange is open by sending a signed letter of instruction and stock power form, along with any certificates that represent shares the shareholder wants to sell, to the Portfolio c/o Boston Financial Data Services, 2 Heritage Drive, North Quincy MA 02171. Redemptions will be effected at the net asset value per share of the relevant class of shares of the Portfolio next determined after the receipt by the Portfolio of redemption instructions in "good order" as described below. In order to receive that day's net asset value, your request must be received before the close of regular trading on the New York Stock Exchange. The Portfolio will only redeem shares for which it has received payment. A check for the proceeds will normally be mailed on the next business day after a request in good order is received.

     A redemption request will be considered to have been made in "good order" if the following conditions are satisfied:

        (1) the request is in writing, states the number of shares to be redeemed, and identifies the shareholder's Portfolio account number;

        (2) the request is signed by each registered owner exactly as the shares are registered; and

        (3) if the shares to be redeemed were issued in certificate form, the certificates are endorsed for transfer (or are accompanied by an endorsed stock power) and accompany the redemption request.

     If shares of a Portfolio to be redeemed represent an investment made by check, the Trust reserves the right not to transmit the redemption proceeds to the shareholder until the check has been collected, which may take up to 15 days after the purchase date.

     Each Portfolio reserves the right to require signature guarantees. A guarantor of a signature must be an eligible guarantor institution, which term includes most banks and trust companies, savings associations, credit unions, and securities brokers or dealers. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Mentor Distributors usually requires additional documentation for the sale of shares by a corporation, partnership, agent, fiduciary, or surviving joint owner. Contact Mentor Services Company, Inc. for details.

     Mentor Distributors may facilitate any redemption request. There is no extra charge for this service.

     OTHER INFORMATION CONCERNING REDEMPTION. Under unusual circumstances, a Portfolio may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities laws. In addition, each Portfolio reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption by making payment in whole or in part by securities valued in the same way as they would be valued for purposes of computing the Portfolio's per share net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting those securities into cash.

                                    GENERAL

     Mentor Institutional Trust is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end series management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Trust's shares are currently divided into five series, three of which are being offered by this Prospectus. The International Portfolio's shares are currently divided into four classes with different sales charges and expenses; only Y (Intitutional) Shares of the Portfolio are being offered by this Prospectus. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including information on your ability to purchase any other class of shares of that Portfolio, contact Mentor Services Company, Inc.

     Each share has one vote, with fractional shares voting proportionally. Shares of each series will vote together as a single series, except when required by law or determined by the Trustees. Shares of the Portfolios are freely transferable, are entitled to dividends as declared by the Trustees, and, if a Portfolio were liquidated, would receive the net assets of the Portfolio. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust and the Portfolios are not required to hold annual meetings of shareholders, shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     In the interest of economy and convenience, a Portfolio will not issue certificates for its shares except at the shareholder's request.

     Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, serves as the Portfolios' custodian. State Street Bank and Trust Company, c/o Boston Financial Data Services, Inc., 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Portfolios' transfer and dividend agent.

                            PERFORMANCE INFORMATION

     The FIXED-INCOME PORTFOLIO and INTERNATIONAL PORTFOLIO. Yield and total return data may from time to time be included in advertisements about the Portfolios. A Portfolio's "yield" for a class of shares is calculated by dividing that classes' annualized net investment income per share during a recent 30-day period by its net asset value on the last day of that period. "Total return" for the one-, five-, and ten-year periods (or for the life of a class, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the relevant class of shares of a Portfolio over the period.

     The U.S. GOVERNMENT CASH MANAGEMENT PORTFOLIO. The Portfolio's yield may from time to time be included in advertisements about the Portfolio. The Portfolio's "yield" is calculated by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's "effective yield" represents a compounding of the yield by adding 1 to the number representing the percentage change in the value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.
                            ------------------------

     PERFORMANCE INFORMATION FOR THE PORTFOLIOS DOES NOT REFLECT FEES OR EXPENSES ASSOCIATED WITH INVESTMENT ADVISORY ACCOUNTS THROUGH WHICH SHAREHOLDERS INVEST IN THE PORTFOLIOS. IF THOSE FEES AND EXPENSES WERE REFLECTED IN THE PORTFOLIOS' INVESTMENT PERFORMANCE, THE PORTFOLIOS' YIELDS AND TOTAL RETURNS WOULD BE LOWER.

     A Portfolio's performance may be compared to various indices. See the Statement of Additional Information. Information may be presented in advertisements about the Portfolios describing the background and professional experience of a Portfolio's investment adviser or its investment personnel.

     All data is based on a Portfolio's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Portfolio's investments, Portfolio operating expenses, and which class of shares is purchased. Investment performance also often reflects the risks associated with a Portfolio's investment objectives and policies. These factors should be considered when comparing a Portfolio's investment results to those of other mutual funds and other investment vehicles.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE. THIS PROSPECTUS OMITS CERTAIN INFORMATION CONTAINED IN THE REGISTRATION STATEMENT, TO WHICH REFERENCE IS MADE, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ITEMS WHICH ARE THUS OMITTED, INCLUDING CONTRACTS AND OTHER DOCUMENTS REFERRED TO OR SUMMARIZED HEREIN, MAY BE OBTAINED FROM THE COMMISSION UPON PAYMENT OF THE PRESCRIBED FEES.

     ADDITIONAL INFORMATION CONCERNING THE SECURITIES OFFERED HEREBY AND THE TRUST IS TO BE FOUND IN THE REGISTRATION STATEMENT, INCLUDING VARIOUS EXHIBITS THERETO AND FINANCIAL STATEMENTS INCLUDED OR INCORPORATED THEREIN, WHICH MAY BE INSPECTED AT THE OFFICE OF THE COMMISSION.

                            MENTOR INVESTMENT GROUP
                              901 East Byrd Street
                               Richmond, VA 23219
                                 (800) 382-0016

                         1998 MENTOR DISTRIBUTORS, LLC

MK998

                                     MENTOR
                                 INSTITUTIONAL
                                     TRUST

                                ----------------
                                   PROSPECTUS
                                ----------------

                                February 1, 1998


                         [MENTOR INVESTMENT GROUP LOGO]

                           MENTOR INSTITUTIONAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

               (Mentor U.S. Government Cash Management Portfolio,
  Mentor Fixed-Income Portfolio, and Mentor Perpetual International Portfolio)




                                February 1, 1998




         This Statement of Additional Information relates to the Mentor U.S. Government Cash Management Portfolio, Mentor Fixed-Income Portfolio, and Mentor Perpetual International Portfolio (each a "Portfolio" and, collectively, the "Portfolios") of Mentor Institutional Trust (the "Trust"). Each Portfolio currently offers one class of shares (Institutional Shares), except for the International Portfolio, which currently offers four classes of shares (Class A, Class B, Institutional Shares, and Class E shares). This Statement is not a prospectus and should be read in conjunction with the relevant prospectus. A separate Statement of Additional Information relates to the SNAP Fund of the Trust (the "SNAP Statement"). A copy of any prospectus or of the SNAP Statement can be obtained upon request made to Mentor Distributors, LLC, the Trust's distributor, at P.O. Box 1357, Richmond, Virginia 23286-0109, or calling Mentor Distributors at 1-800-869-6042.



                                TABLE OF CONTENTS

         CAPTION                                                            PAGE
         -------                                                            ----
INVESTMENT RESTRICTIONS ...................................................   2
CERTAIN INVESTMENT TECHNIQUES .............................................   3
MANAGEMENT OF THE TRUST ...................................................  23
PRINCIPAL HOLDERS OF SECURITIES ...........................................  25
INVESTMENT ADVISORY AND OTHER SERVICES ....................................  27
BROKERAGE .................................................................  30
DETERMINATION OF NET ASSET VALUE ..........................................  32
TAX STATUS ................................................................  35
THE DISTRIBUTOR ...........................................................  37
INDEPENDENT ACCOUNTANTS ...................................................  38
CUSTODIAN .................................................................  38
PERFORMANCE INFORMATION ...................................................  38
SHAREHOLDER LIABILITY .....................................................  43
MEMBERS OF INVESTMENT MANAGEMENT TEAMS ....................................  44
RATINGS ...................................................................  46
FINANCIAL STATEMENTS ......................................................  48

                                    GENERAL

        Mentor Institutional Trust (the "Trust") is a Massachusetts business trust organized on February 8, 1994 as IMG Institutional Trust. The Trust's name was changed to Mentor Institutional Trust as of June 20, 1995.


                             INVESTMENT RESTRICTIONS

        The Trust has adopted the following restrictions applicable to all of the Portfolios (except where otherwise noted), which may not be changed without the affirmative vote of a "majority of the outstanding voting securities" of a Portfolio, which is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Portfolio and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

        A Portfolio may not:

        1. Purchase any security (other than U.S. Government securities) if as a result: (i) as to 75% of such Portfolio's total assets, more than 5% of the Portfolio's total assets (taken at current value) would then be invested in securities of a single issuer, or (ii) more than 25% of the Portfolio's total assets would be invested in a single industry; except that Mentor U.S. Government Cash Management Portfolio may invest up to 100% of its assets in securities of issuers in the banking industry.

        2.      Acquire more than 10% of the voting securities of any issuer.

        3. Act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

        4. Issue any class of securities which is senior to the Portfolio's shares of beneficial interest.

        5. Purchase or sell securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions). (Margin payments in connection with transactions in futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.)

        6. Purchase or sell real estate or interests in real estate, including real estate mortgage loans, although it may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate or real estate limited partnership interests. (For purposes of this restriction, investments by a Portfolio in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans.)

        7. (All Portfolios other than Mentor Perpetual International Portfolio) Borrow money in excess of 5% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes.

                (Mentor Perpetual International Portfolio) Borrow more than 33% of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities.

        8. (All Portfolios other than Mentor Perpetual International Portfolio) Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by these investment restrictions.

        9. Purchase or sell commodities or commodity contracts, except that a Portfolio may purchase or sell financial futures contracts, options on futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions.

        10. Make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies or by entering into repurchase agreements.

         In addition, it is contrary to the current policy of each of the Portfolios, which policy may be changed without shareholder approval, to invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Portfolio's net assets (10% with respect to Mentor U.S. Government Cash Management Portfolio) (taken at current value) would then be invested in the aggregate in securities described in (a), (b), and (c) above.

         All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in a Prospectus with respect to a Portfolio, the other investment policies described in this Statement or in a Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Portfolio's investment objectives without shareholder approval.



                          CERTAIN INVESTMENT TECHNIQUES

         Set forth below is information concerning certain investment techniques in which one or more of the Portfolios may engage, and certain of the risks they may entail. Certain of the investment techniques may not be available to a Portfolio. See "Investment objective(s) and policies" in the Trust's Prospectuses for a description of the investment techniques available to a particular Portfolio.

Forward Commitments

         A Portfolio may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Portfolio holds, and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Portfolio enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Portfolio's other assets. Where such purchases are made through dealers, the Portfolios rely on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Portfolio of an advantageous yield or price.

         Although a Portfolio will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, a Portfolio may dispose of a commitment prior to settlement if its investment adviser deems it appropriate to do so. A Portfolio may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements

         A Portfolio may enter into repurchase agreements. A repurchase agreement is a contract under which the Portfolio acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such security at a fixed time and price (representing the Portfolio's cost plus interest). It is the Trust's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short term debt obligations. Repurchase agreements may also be viewed as loans made by a Portfolio which are collateralized by the securities subject to repurchase. The investment adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Portfolio could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Portfolio may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Portfolio is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

When-Issued Securities

         A Portfolio may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by a Portfolio and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, that Portfolio would earn no income. While a Portfolio may sell its right to acquire when-issued securities prior to the settlement date, a Portfolio intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Portfolio's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. A Portfolio will establish a segregated account in which it will maintain cash and U.S. Government Securities or other high-grade debt obligations at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

Collateralized mortgage obligations; other mortgage-related securities

         Collateralized mortgage obligations or "CMOs" are debt obligations or pass-through certificates collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association, ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Corporation ("FHLMC"), but they also may be collateralized by whole loans or private pass-through certificates (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans.

         In a CMO, a series of bonds or certificates is generally issued in multiple classes. Each class of CMOs is issued at a specific fixed or floating rate coupon and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of the CMOs on a monthly, quarterly, or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a CMO, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series in a pre-determined sequence.

         Residual interests. Residual interests are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. The cash flow generated by the mortgage assets underlying a series of mortgage securities is applied first to make required payments of principal of and interest on the mortgage securities and second to pay the related administrative expenses of the issuer. The residual generally represents the right to any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related residual represents income and/or a return of capital. The amount of residual cash flow resulting from a series of mortgage securities will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of the mortgage securities, prevailing interest rates, the amount of administrative expenses, and the prepayment experience on the mortgage assets. In particular, the yield to maturity on residual interests may be extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an interest-only class of stripped mortgage-backed securities. In addition, if a series of mortgage securities includes a class that bears interest at an adjustable rate, the yield to maturity on the related residual interest may also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances, there may be little or no excess cash flow payable to residual holders. A Portfolio may fail to recoup fully its initial investment in a residual.

         Residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The residual interest market has only recently developed and residuals currently may not have the liquidity of other more established securities trading in other markets. Residuals may be subject to certain restrictions on transferability.

Zero-Coupon Securities

         Zero-coupon securities in which a Portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a Portfolio investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

         Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

         In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

         Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Portfolio is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirement.

Options

         A Portfolio may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

         Covered call options. A Portfolio may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Portfolio.

         A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

         In return for the premium received when it writes a covered call option, a Portfolio gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Portfolio retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Portfolio realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Portfolio realizes a gain or loss equal to the difference between the Portfolio's cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

         A Portfolio may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Portfolio may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

         Covered put options. A Portfolio may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Portfolio plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

         In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Portfolio also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

         A Portfolio may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

         Purchasing put and call options. A Portfolio may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Portfolio, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Portfolio must pay. These costs will reduce any profit the Portfolio might have realized had it sold the underlying security instead of buying the put option.

         A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Portfolio, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Portfolio might have realized had it bought the underlying security at the time it purchased the call option.

         A Portfolio may also purchase put and call options to enhance its current return.

         Options on foreign securities. The Trust may, on behalf of a Portfolio, purchase and sell options on foreign securities if in the opinion of its investment advisor the investment characteristics of such options, including the risks of investing in such options, are consistent with the Portfolio's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

         Risks involved in the sale of options. Options transactions involve certain risks, including the risks that a Portfolio's investment adviser will not forecast interest rate or market movements correctly, that a Portfolio may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of a Portfolio's investment adviser to forecast market and interest rate movements correctly.

         An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Portfolio may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when its investment adviser believes it is inadvisable to do so.

         Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Trust's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Portfolios' investment advisers may be considered such a group. These position limits may restrict the Trust's ability to purchase or sell options on particular securities.

         Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by The Options Clearing Corporation.


         Government regulations, may also restrict the Trust's use of options.


Futures Contracts

         In order to hedge against the effects of adverse market changes a Portfolio may buy and sell futures contracts. A Portfolio may also, to the extent permitted by applicable law, buy and sell futures contracts and options on futures contracts to increase the Portfolio's current return. All such futures and related options will, as may be required by applicable law, be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

         Index Futures Contracts and Options. A Portfolio may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. Debt index futures in which the Portfolios are presently expected to invest are not now available, although such futures contracts are expected to become available in the future. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

         The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Portfolio enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Portfolio will gain $400 (100 units x gain of $4). If the Portfolio enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Portfolio will lose $200 (100 units x loss of $2).

         A Portfolio may purchase or sell futures contracts with respect to any securities indexes. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

         In order to hedge a Portfolio's investments successfully using futures contracts and related options, a Portfolio must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's securities.

         Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

         As an alternative to purchasing and selling call and put options on index futures contracts, each of the Portfolios which may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indexes themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash "exercise settlement amount". This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier".

         A Portfolio may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Portfolio may also allow such options to expire unexercised.

         Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Portfolio because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

         Margin Payments. When a Portfolio purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin". The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Portfolio upon termination of the contract, assuming a Portfolio satisfies its contractual obligations.

         Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market". These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates. For example, when a Portfolio sells a futures contract and the value of the underlying index rises above the delivery price, the Portfolio's position declines in value. The Portfolio then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Portfolio's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

         When a Portfolio terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Portfolio, and the Portfolio realizes a loss or a gain. Such closing transactions involve additional commission costs.

Special Risks of Transactions in Futures Contracts and Related Options

         Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

         In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Portfolio generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Portfolio would have to exercise the options in order to realize any profit.

         Hedging risks. There are several risks in connection with the use by a Portfolio of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying index or movements in the prices of a Portfolio's securities which are the subject of a hedge. A Portfolio's investment adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the value of the underlying index and the Portfolio's portfolio securities sought to be hedged.

         Successful use of futures contracts and options by a Portfolio for hedging purposes is also subject to its investment adviser's ability to predict correctly movements in the direction of the market. It is possible that, where a Portfolio has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Portfolio would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by a Portfolio's investment adviser may still not result in a successful hedging transaction over a very short time period.

         Other Risks. A Portfolio will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Portfolio may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Portfolio may be exposed to risk of loss, which may be unlimited.

Reverse Repurchase Agreements

         A Portfolio may enter into reverse repurchase agreements in which the Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.


         Reverse repurchase agreements may be viewed as a borrowing by the Portfolio, secured by the security which is the subject of the agreement. In addition to the general risks involved in leveraging, reverse repurchase agreements involve the risk that, in the event of the bankruptcy or insolvency of the Portfolio's counterparty, the Portfolio would be unable to recover the security which is the subject of the agreement, the amount of cash or other property transferred by the counterparty to the Portfolio under the agreement prior to such insolvency or bankruptcy is less than the value of the security subject to the agreement, or the Portfolio may be delayed or prevented, due to such insolvency or bankruptcy, from using such cash or property or may be required to return it to the counterparty or its trustee or receiver.


Segregation of Assets

         A Portfolio may at times segregate assets in respect of certain transactions in which the Portfolio enters into a commitment to pay money or deliver securities at some future date (such as futures contracts or reverse repurchase agreements, to the extent not used for leverage). Any such segregated account will be maintained by the Trust's custodian and may contain cash, U.S. government securities, liquid high grade debt obligations, or other appropriate assets.

Loans of Portfolio Securities

         A Portfolio may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government Securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Portfolio may at any time call the loan and regain the securities loaned; (3) a Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Portfolio loaned will not at any time exceed one-third (or such other limit as the Trustee may establish) of the total assets of the Portfolio. Cash collateral received by a Portfolio may be invested in any securities in which the Portfolio may invest consistent with its investment policies. In addition, it is anticipated that a Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before a Portfolio enters into a loan, its investment adviser considers all relevant facts and circumstances including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Portfolio retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Portfolio if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Portfolio will not lend portfolio securities to borrowers affiliated with the Portfolio.

Foreign Securities

         A Portfolio may invest in foreign securities and in certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

         Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer.


         In addition, to the extent that a Portfolio's foreign investments are not United States dollar-denominated, the Portfolio may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, foreign withholding taxes and restrictions or prohibitions on the repatriation of foreign currencies and may incur costs in connection with conversion between currencies.


         In determining whether to invest in securities of foreign issuers, the investment advisor of a Portfolio seeking current income will consider the likely impact of foreign taxes on the net yield available to the Portfolio and its shareholders. Income received by a Portfolio from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by a Portfolio will reduce its net income available for distribution to shareholders.

Foreign Currency Transactions

         A Portfolio may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Portfolio may engage in both "transaction hedging" and "position hedging".

         When it engages in transaction hedging, a Portfolio enters into foreign currency transactions with respect to specific receivables or payables of the Portfolio generally arising in connection with the purchase or sale of its portfolio securities. A Portfolio will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging a Portfolio will attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

         A Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. A Portfolio may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

         For transaction hedging purposes a Portfolio may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Portfolio the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Portfolio the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Portfolio the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Portfolio the right to purchase a currency at the exercise price until the expiration of the option. A Portfolio will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of its investment adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

         When it engages in position hedging, a Portfolio enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Portfolio are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which a Portfolio expects to purchase. In connection with position hedging, a Portfolio may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Portfolio may also purchase or sell foreign currency on a spot basis.

         The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

         It is impossible to forecast with precision the market value of a Portfolio's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Portfolio if the market value of such security or securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         To offset some of the costs to a Portfolio of hedging against fluctuations in currency exchange rates, the Portfolio may write covered call options on those currencies.

         Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

         A Portfolio may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

         Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

         Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

         At the maturity of a forward or futures contract, a Portfolio may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

         Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Portfolio will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on its futures positions.

         Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when a Portfolio's investment adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

         The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

         Settlement Procedures. Settlement procedures relating to a Portfolio's investments in foreign securities and to a Portfolio's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in a Portfolio's domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Portfolio may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

         Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should a Portfolio desire to resell that currency to the dealer.

Convertible Securities

         A Portfolio may invest in convertible securities. Convertible securities are generally fixed-income securities which may be exchanged for or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants, or securities offering a combination of several of these features. The investment characteristics of convertible securities vary widely, which allows convertible securities to be employed for a variety of investment strategies.

         A Portfolio will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in its Adviser's opinion, the investment characteristics of the underlying common stock will assist the Portfolio in achieving its investment objectives. In selecting convertible securities for a Portfolio, the Portfolio's Adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument and the investment potential of the underlying equity security for capital appreciation.


Swaps, Caps, Floors, and Collars


         A Portfolio may enter into interest rate, currency, and index swaps and may buy and sell caps, floors, and collars. A Portfolio would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique, or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio would not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio may be obligated to pay.

         Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional principal amount. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them; an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of one or more reference indices. A cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined level. A floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined level. A collar is a combination of a cap and a floor intended to preserve a return within a predetermined range of interest rates or values.

         A Portfolio will not enter into any swap, cap, floor, or collar transaction unless, at the time of entering into the transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from another nationally recognized securities rating organization or, if unrated, is determined to be of comparable credit quality by the Portfolio's Adviser.

         Because the payment obligations of parties to swap, cap, floor, and collar transactions are determined on the basis of notional principal amounts, such transactions entail investment leverage. As a result, the value of a Portfolio's positions in such transactions may, depending on the terms of the transaction, be extremely volatile and may result in losses to the Portfolio.

         Swap, cap, floor, and collar transactions are privately negotiated transactions, and involve the risk that a Portfolio's counterparty will be unable to meet its obligations to the Portfolio. In addition, a Portfolio may under certain circumstances be unable to transfer or to terminate its position in such a transaction; in such circumstances, the Portfolio might have to maintain the position at a time when it might otherwise previously have terminated it, or may only be able to terminate or transfer the position on terms less favorable to its than might otherwise have been anticipated.

Lower-rated Securities

         A Portfolio may invest in lower-rated fixed-income securities (commonly known as "junk bonds") to the extent described in the relevant Prospectus. The lower ratings of certain securities held by a Portfolio reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Portfolio more volatile and could limit the Portfolio's ability to sell its securities at prices approximating the values the Portfolio had placed on such securities. In the absence of a liquid trading market for securities held by it, a Portfolio may be unable at times to establish the fair value of such securities. The rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

         Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the Portfolio's assets. Conversely, during periods of rising interest rates, the value of the Portfolio's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect cash income derived from such securities, but will affect the Portfolio's net asset value. A Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although its Adviser will monitor the investment to determine whether its retention will assist in meeting the Portfolio's investment objective.

         The amount of information about the financial condition of an issuer of tax exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. Therefore, to the extent a Portfolio invests in tax exempt securities in the lower rating categories, the achievement of the Portfolio's goals is more dependent on its Adviser's investment analysis than would be the case if the Portfolio were investing in securities in the higher rating categories.

                             MANAGEMENT OF THE TRUST

         The following table provides biographical information with respect to each Trustee and officer of the Trust. Each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, is indicated by an asterisk.



                              Position Held            Principal Occupation
Name and Address              with Portfolio           During Past 5 Years
----------------              --------------           -------------------------------

Louis W. Moelchert, Jr.          Trustee               Vice President for Investments, University of
                                                       Richmond; Trustee, Mentor Funds and Cash
                                                       Resource Trust; Director, America's Utility Fund, Inc.
                                                       and Mentor Income Fund, Inc.

Thomas F. Keller                 Trustee               Professor of Business Administration and former Dean,
                                                       Fuqua School of Business, Duke University; Trustee,
                                                       Mentor Funds and Cash Resource Trust; Director, America's
                                                       Utility Fund, Inc. and Mentor Income Fund, Inc.

Arnold H. Dreyfuss               Trustee               Chairman, Eskimo Pie Corporation; formerly, Chairman and
                                                       Chief Executive Officer, Hamilton Beach/Proctor-Silex,
                                                       Inc.; Trustee, Mentor Funds and Cash Resource Trust; Director,
                                                       America's Utility Fund, Inc. and Mentor Income Fund, Inc.

*Daniel J. Ludeman               Chairman;             Chairman and Chief Executive Officer, Mentor Investment
                                 Trustee               Group, LLC; Managing Director, Wheat First Butcher Singer,
                                                       Inc.; Director, Wheat, First Securities, Inc. ; Chairman
                                                       and Trustee, Mentor Funds and Cash Resource Trust; Chairman
                                                       and Director, America's Utility Fund, Inc. and Mentor
                                                       Income Fund, Inc.



Troy A. Peery, Jr.               Trustee               President, Heilig-Meyers Company;  Trustee,
                                                       Mentor Funds and Cash Resource Trust; Director, America's
                                                       Utility Fund and Mentor Income Fund, Inc.

*Peter J. Quinn, Jr.             Trustee               President, Mentor Distributors, LLC; Managing Director, Mentor
                                                       Investment Group, LLC, Wheat First Butcher Singer, Inc., and
                                                       Mentor Investment Advisors, LLC; Director, Mentor Perpetual
                                                       Advisors, LLC; Trustee, Cash Resource Trust and Mentor Funds;
                                                       Director, America's Utility Fund, Inc. and Mentor Income Fund, Inc.

Arch T. Allen, III               Trustee               Attorney at law, Raleigh, North Carolina; Trustee, Mentor
                                                       Funds and Cash Resource Trust; Director, Mentor Income Fund,
                                                       Inc. and America's Utility Fund, Inc.; formerly, Vice Chancellor for
                                                       Development and University Relations, University of North Carolina
                                                       at Chapel Hill.

Weston E. Edwards                Trustee               President, Weston Edwards & Associates; Trustee, Mentor Funds
                                                       and Cash Resource Trust; Director, Mentor Income Fund, Inc. and
                                                       America's Utility Fund, Inc.; Founder and Chairman, The Housing
                                                       Roundtable; formerly, President, Smart Mortgage Access, Inc.

Jerry R. Barrentine              Trustee               President, J.R. Barrentine & Associates; Trustee, Mentor Funds and
                                                       Cash Resource Trust; Director, Mentor Income Fund, Inc. and America's
                                                       Utility Fund, Inc.; formerly, Executive Vice Presdient and Chief
                                                       Financial Officer, Barclays/American Mortgage Director Corporation;
                                                       Managing Partner, Barrentine Lott & Associates.

J. Garnett Nelson                Trustee               Consultant, Mid-Atlantic Holdings, LLC; Trustee, Mentor Funds and
                                                       Cash Resource Trust; Director, Mentor Income Fund, Inc., America's
                                                       Utility Fund, Inc., GE Investment Funds, Inc., and Lawyers Title
                                                       Corporation; Member, Investment Advisory Committee, Virginia
                                                       Retirement System; formerly, Senior Vice President, The Life
                                                       Insurance Company of Virginia.

Paul F. Costello                 President             Managing Director, Mentor Investment Group, LLC, Wheat First Butcher
                                                       Singer, Inc.; and Mentor Investment Advisors, LLC; President, Mentor
                                                       Income Fund, Inc., Mentor Funds, Cash Resource Trust, and America's
                                                       Utility Fund, Inc.; Director, Mentor Perpetual Advisors, LLC.

Terry L. Perkins                 Treasurer             Senior Vice President, Mentor Investment Group, LLC;
                                                       Treasurer, Cash Resource Trust, Mentor Income Fund
                                                       Inc., and Mentor Funds; Treasurer and Senior Vice President
                                                       America's Utility Fund, Inc.; formerly, Treasurer and
                                                       Comptroller, Ryland Capital Management, Inc.

Michael Wade                     Assistant             Vice President, Mentor Investment Group, LLC; Assistant
                                 Treasurer             Treasurer, Cash Resource Trust, Mentor Income Fund,
                                                       Inc., Mentor Funds, and America's Utility Fund,
                                                       Inc.; formerly, Senior Accountant, Wheat First Butcher
                                                       Singer, Inc.; Audit Senior, BDO Seidman.

John M. Ivan                     Clerk                 Managing Director, Director of Compliance, and Assistant
                                                       General Counsel, Wheat, First Securities, Inc.; Managing
                                                       Director and Assistant Secretary, Wheat First Butcher Singer, Inc.
                                                       Mentor Investment Advisors, LLC; Clerk, Cash Resource Trust;
                                                       Secretary, Mentor Funds and America's Utility Fund, Inc.

         The table below shows the fees paid to each Trustee by the Trust for the 1997 fiscal year and the fees paid to each Trustee by all funds in the Mentor family (including the Trust) during the 1997 calendar year.


                                                     Total compensation
                        Aggregate compensation           from all
Trustees                    from the Trust        complex funds (23 funds)
--------                ----------------------   ---------------------------

Daniel J. Ludeman                0                             0
Arnold H. Dreyfuss            $200                       $15,200
Thomas F. Keller              $175                       $15,200
Louis W. Moelchert, Jr.       $200                       $15,200
Stanley F. Pauley*            $200                       $15,200
Troy A. Peery, Jr.            $175                       $14,175
Peter J. Quinn, Jr.+             0                             0
Arch T. Allen, III+              0                             0
Weston E. Edwards+               0                             0
Jerry R. Barrentine+             0                             0
J. Garnett Nelson+               0                             0

-------------
         * Resigned as Trustee effective December 22, 1997.
         + Elected Trustee December 22, 1997.

         The Trustees do not receive pension or retirement benefits from the Trust.

         The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

                         PRINCIPAL HOLDERS OF SECURITIES


         As of January 15, 1998, the officers and Trustees of the Trust owned as a group less than one percent of the outstanding shares of each Portfolio. To the knowledge of the Trust, no person owned of record or beneficiary more than 5% of the outstanding shares of any Portfolio as of that date, except the following:




            Portfolio                             Holder                     Percentage Ownership
            ---------                             ------                     --------------------
                                             Clark County Nevada                    70.24%
U.S. Govt Cash Management                   P.O. Box 1357
  (Institutional Shares)                    Richmond, VA 23218-1357

Fixed Income                                Wachovia Bank & Trust Co TTEE           8.58%
  (Institutional Shares)                    Heilig Meyers PSP
                                            Attn: Sherrie Prevette
                                            P.O. Box 3075
                                            Winston Salem, NC 27102-3075

                                            Reliance Trust Company FBO              8.47%
                                            Maguire Woods Battle & Boothe
                                            Target Benefit Pension Plan
                                            3384 Peachtree Rd NE STE 900
                                            Atlanta, GA 30326-1106

International
  (Institutional Shares)                    Crestar Bank TTE                       34.62%
                                            Carpenter Co PSP
                                            Attn: Barbara Crossman
                                            P.O. Box 26665
                                            Richmond, VA 23261-6665

                                            Wachovia Bank & Trust Co TTEE          32.86%
                                            Heilig Meyers PSP
                                            Attn: Sherrie Prevette
                                            P.O. Box 3075
                                            Winston Salem, NC 27102-3075

                                            Stanley Picherry                       10.50%
                                            322 Central Park West
                                            New York, NY 10025-7629

                                            Arthur Millman                         16.45%
                                            Madeline Milman JT
                                            P.O. Box 567
                                            Isle of Palms, SC 29451-0567

                          INVESTMENT ADVISORY SERVICES







         Mentor Investment Advisors, LLC ("Mentor Advisors") serves as investment adviser to the Fixed-Income Portfolio and U.S. Government Cash Management Portfolio; Mentor Perpetual Advisors, LLC serves as investment adviser to the International Portfolio.


         On October 31, 1996, Commonwealth Investment Counsel, Inc., the previous investment adviser to the U.S. Government Cash Management and Fixed-Income Portfolios, was reorganized as Mentor Investment Advisors, LLC.


         Each of Mentor Advisors and Mentor Perpetual acts as investment adviser to its respective Portfolio(s) pursuant to a Management Contract with the Trust. Subject to the supervision and direction of the Trustees, each investment adviser manages a Portfolio's portfolio in accordance with the stated policies of that Portfolio and of the Trust. The investment advisers make investment decisions for the Portfolios and place the purchase and sale orders for portfolio transactions. Each investment adviser bears all of its expenses in connection with the performance of its services. In addition, the investment advisers pay the salaries of all officers and employees who are employed by them and the Trust.

         The investment advisers provide the Portfolios with investment officers who are authorized to execute purchases and sales of securities. Investment decisions for the Portfolios and for the other investment advisory clients of an investment adviser and its affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in an investment adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

The investment advisers employ professional staffs of portfolio managers who draw upon a variety of resources, including affiliates of the investment advisers, for research information for their respective Portfolios.

         The proceeds received by each Portfolio for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Portfolio, and constitute the underlying assets of that Portfolio. The underlying assets of each Portfolio will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of such Portfolio and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Portfolios may be allocated in proportion to the net asset values of the respective Portfolios except where allocations of direct expenses can otherwise be fairly made.

         Expenses incurred in the operation of a Portfolio or otherwise allocated to a Portfolio, including but not limited to taxes, interest, brokerage fees and commissions, fees to Trustees who are not officers, directors, stockholders, or employees of Wheat First Butcher Singer and affiliates, SEC fees and related expenses, state Blue Sky qualification fees, charges of the custodian and transfer and dividend disbursing agents, outside auditing, accounting, and legal services, investor servicing fees and expenses, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges and charges relating to corporate matters are borne by the Portfolio.

         Each of the Management Contracts is subject to annual approval by (i) the Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the affected Portfolio, provided that in either event the continuance is also approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the investment adviser in question, by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Contracts are terminable without penalty, on not more than sixty days' notice and not less than thirty days' notice, by the Trustees, by vote of the holders of a majority of the affected Portfolio's shares, or by the investment adviser. Each terminates automatically in the event of its assignment (as defined in the 1940 Act).



         Under their Management Contracts, neither of the Fixed-Income or U.S. Government Cash Management Portfolios pays a management fee. Under its Management Contract, the International Portfolio pays a monthly fee to Mentor Perpetual based on the average net assets of that Portfolio, as determined at the close of each business day during the month at the annual rate of 1.00% of average net assets.




         For the fiscal periods indicated, the International Portfolio paid management fees (net of fee waiver) and Mentor Perpetual waived management fees in respect of the International Portfolio in the following amounts:

                       1997             1996          1995
                    --------          -------         ----
Fees paid           $ 85,485          $12,402          --
Fees waived         $137,516          $23,292          --

         Mentor Advisors bore expenses in respect of the U.S. Government
Cash Management Portfolio and Fixed-Income Portfolio in the following amounts for the fiscal periods indicated:

                                1997              1996            1995
                               -------           -------        --------
U.S. Government Cash
    Management Portfolio       $66,203           $70,426        $63,607
Fixed-Income Portfolio         $24,294           $44,556        $45,996




                            ADMINISTRATIVE SERVICES

         Mentor Investment Group, LLC serves as administrator to each of the Portfolios pursuant to an Administration Agreement.

         Pursuant to that Agreement, Mentor Investment Group provides continuous business management services to the Portfolios and, subject to the general oversight of the Trustees, manages all of the business and affairs of the Portfolios subject to the provisions of the Trust's Declaration of Trust, By-laws and the 1940 Act, and other policies and instructions the Trustees may from time to time establish. Mentor Investment Group pays the compensation of all officers and executive employees of the Trust (except those employed by or serving at the request of an investment adviser) and makes available to the Trust the services of its directors, officers, and employees as elected by the Trustees or officers of the Trust. In addition, Mentor Investment Group provides all clerical services relating to the Portfolios' business. Mentor Investment Group bears all of its expenses in connection with the performance of its services, and does not receive a fee from the Portfolios for its services.

         The Administration Agreement must be approved at least annually with respect to each Portfolio by a vote of a majority of the Trustees who are not interested persons of Mentor Investment Group or the Trust. The Agreement may be terminated at any time without penalty on 30 days notice by Mentor Investment Group, or immediately in respect of any Portfolio upon notice by the Trustees or by vote of a majority of the outstanding voting securities of that Portfolio. The Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act) in respect of a particular Portfolio.



Shareholder Servicing Plan

         The Trust has adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors, LLC ("Mentor Distributors") with respect to the International Portfolio's Class A shares, Class B shares, and Class E shares. Pursuant to the Service Plan, financial institutions will enter into shareholder service agreements with the International Portfolio to provide administrative support services to their customers who from time to time may be record or beneficial owners of shares of the International Portfolio. In return for providing these support services, a financial institution may receive payments from Mentor Distributors at a rate not exceeding 0.25% of the average daily net assets of the Class A, Class B shares, and Class E shares, as the case may be, of the International Portfolio owned by the financial institution's customers for whom it is the holder of record or with whom it has a servicing relationship. The Service Plan is designed to stimulate financial institutions to render administrative support services to the International Portfolio and its shareholders. These administrative support services include, but are not limited to, the following functions: providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding the International Portfolio; assisting clients in changing dividend options, account designations and addresses; and providing such other services as the International Portfolio reasonably requests. The Plan (and any agreement entered into pursuant to the Plan) may be terminated at any time by
(i) a vote of the majority of the Trustees who are not "interested persons" of the Trust (as defined in the 1940 Act), (ii) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a particular class, or (iii) Mentor Distributors on 60 days notice.

         The International Portfolio paid shareholder service fees to Mentor Distributors in the amount of $22,421 during the fiscal year ended October 31, 1997.

         In addition to receiving payments under the Service Plan, financial institutions may be compensated by the investment adviser and/or Mentor Investment Group, or affiliates thereof, for providing administrative support services to holders of Class A, Class B, and Class E shares of the International Portfolio. These payments will be made directly by the investment adviser and/or Mentor Investment Group, as applicable, and will not be made from the assets of the International Portfolio.

                                    BROKERAGE

         Transactions on U.S. stock exchanges, commodities markets, and futures markets and other agency transactions involve the payment by a Portfolio of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of portfolio securities by Portfolios investing primarily in certain fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those Portfolios would not ordinarily pay significant brokerage commissions with respect to securities transactions.

         It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the investment advisers receive brokerage and research services and other similar services from many broker-dealers with which they place the Portfolios' portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by the investment advisers' managers and analysts. Where the services referred to above are not used exclusively by an investment adviser for research purposes, the investment adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services are of value to an investment adviser and its affiliates in advising various of its clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing the Portfolios.

         The investment advisers place all orders for the purchase and sale of portfolio investments for the Portfolios and buy and sell investments for the Portfolios through a substantial number of brokers and dealers. The investment advisers seek the best overall terms available for the Portfolios, except to the extent they may be permitted to pay higher brokerage commissions as described below. In doing so, an investment adviser, having in mind a Portfolio's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

         As permitted by Section 28(e) of the 1934 Act, and by the Management Contracts, the investment advisers may cause the Portfolios to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to them an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Portfolio on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The investment advisers' authority to cause a Portfolio to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. The investment advisers do not currently intend to cause a Portfolio to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, the investment advisers will use their best efforts to obtain the best overall terms available with respect to such transactions, as described above.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to such other policies as the Trustees may determine, the investment advisers may consider sales of shares of a Portfolio (and, if permitted by law, of the other Mentor funds) as a factor in the selection of broker-dealers to execute portfolio transactions for a Portfolio.

         The Trustees have determined that portfolio transactions for the Trust may be effected through Wheat, First Securities, Inc. ("Wheat") or EVEREN Securities, Inc. ("EVEREN"), broker-dealers affiliated with Mentor Advisors and Mentor Perpetual. The Trustees have adopted certain policies incorporating the standards of Rule 17e-l issued by the SEC under the 1940 Act which requires, among other things, that the commissions paid to Wheat and EVEREN must be reasonable and fair compared to the commissions, fees, or other remuneration received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. Wheat and EVEREN will not participate in brokerage commissions given by a Portfolio to other brokers or dealers. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Portfolio will in no event effect principal transactions with Wheat or EVEREN in over-the-counter securities in which Wheat or EVEREN makes a market, as the case may be.

         Under rules adopted by the SEC, neither Wheat nor EVEREN may execute transactions for a Portfolio on the floor of any national securities exchange, but either may effect transactions for a Portfolio by transmitting orders for execution and arranging for the performance of this function by members of the exchange not associated with them. Wheat and EVEREN will be required to pay fees charged to those persons performing the floor brokerage elements out of the brokerage compensation it receives from a Portfolio. The Trust has been advised by Wheat that, on most transactions, the floor brokerage generally constitutes from 5% and 10% of the total commissions paid.

Brokerage Commissions

         The Portfolios paid brokerage commissions on brokerage transactions in the following amounts for the periods indicated:


                                             Fiscal       Fiscal       Fiscal
                                              1997         1996         1995
                                             ------       ------       ------

Fixed-Income Portfolio                         --             --         --
U.S. Government Cash Management Portfolio      --             --         --
International Portfolio                      $19,591     $57,678         --



         None of the Portfolios paid brokerage commissions to Wheat or EVEREN for the periods shown above.


                        DETERMINATION OF NET ASSET VALUE


         The Trust determines net asset value per share of each class of shares of the Portfolios each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays, and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas.

         Mentor Fixed-Income Portfolio and Mentor Perpetual International Portfolio. In respect of Mentor Fixed-Income Portfolio and Mentor Perpetual International Portfolio, securities for which market quotations are readily available are valued at prices which, in the opinion of the Trustees or a Portfolio's investment adviser, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees. Liabilities are deducted from the total, and the resulting amount is divided by the number of shares of the Portfolio outstanding.


         Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, or certain foreign securities. These investments are stated at fair value on the basis of valuations furnished by pricing services approved by the Trustees, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

         If any securities held by a Portfolio are restricted as to resale, its investment adviser determines their fair values. The fair value of such securities is generally determined as the amount which a Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a particular class of shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. Government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

         Mentor U.S. Government Cash Management Portfolio only. The valuation of Mentor U.S. Government Cash Management Portfolio's portfolio securities is based upon its amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. By using amortized cost valuation, the Portfolio seeks to maintain a constant net asset value of $1.00 per share, despite minor shifts in the market value of its portfolio securities. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based on market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher yield if he purchased shares of the Portfolio on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Portfolio would receive less investment income. The converse would apply on a day when the use of amortized cost by the Portfolio resulted in a higher aggregate portfolio value. However, as a result of certain procedures adopted by the Trust, the Trust believes any difference will normally be minimal.

         The valuation of the Portfolio's portfolio instruments at amortized cost is permitted in accordance with Securities and Exchange Commission Rule 2a-7 and certain procedures adopted by the Trustees. Under these procedures, a Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less, and invest in securities determined by the Trustees to be of high quality with minimal credit risks. The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of distribution, redemption and repurchase at $1.00. These procedures include review of the Portfolio's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether a Portfolio's net asset value calculated by using readily available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation may result in material dilution or is otherwise unfair to existing shareholders, they will take such corrective action as they regard as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using readily available market quotations.

         Since the net income of the Portfolio is declared as a dividend each time it is determined, the net asset value per share of the Portfolio remains at $1.00 per share immediately after such determination and dividend declaration.

Any increase in the value of a shareholder's investment in the Portfolio representing the reinvestment of dividend income is reflected by an increase in the number of shares of the Portfolio in the shareholder's account on the last day of each month (or, if that day is not a business day, on the next business day). It is expected that the Portfolio's net income will be positive each time it is determined. However, if because of realized losses on sales of portfolio investments, a sudden rise in interest rates, or for any other reason the net income of the Portfolio determined at any time is a negative amount, the Portfolio will offset such amount allocable to each then shareholder's account from dividends accrued during the month with respect to such account. If at the time of payment of a dividend by the Portfolio (either at the regular monthly dividend payment date, or, in the case of a shareholder who is withdrawing all or substantially all of the shares in an account, at the time of withdrawal), such negative amount exceeds a shareholder's accrued dividends, the Portfolio will reduce the number of outstanding shares by treating the shareholder as having contributed to the capital of the Portfolio that number of full and fractional shares which represent the amount of the excess. Each shareholder is deemed to have agreed to such contribution in these circumstances by its investment in the Portfolio.

         Should the Portfolio incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Portfolio's income for a particular period, the Trustees would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and receiving upon redemption a price per share lower than that which was paid.

                                   TAX STATUS

         Each Portfolio intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

         As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to shareholders. As a regulated investment company, a Portfolio will not under present law be subject to any excise or income taxes in Massachusetts.


         In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute annually at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year. To satisfy these requirements, a Portfolio may engage in investment techniques that affect the amount, timing, and character of its income and distributions.



         If a Portfolio failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.



         An excise tax at the rate of 4% will be imposed on the excess, if any, of each Portfolio's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Portfolio's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from the prior year. Each Portfolio intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared and payable to shareholders of record on a date in October, November, or December and paid by the Portfolio during the following January will be treated for federal tax purposes as paid by the Portfolio and received by shareholders on December 31 of the year in which declared.



         Distributions from a Portfolio will be taxable to shareholders as orindary income to the extent derived from the Portfolio's investment income and net short-term gains. Pursuant to the Taxpayer Relief Act of 1997 (the "1997 Act"), two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year). One rate (generally 28%) applies to net gains on capital asets held for more than one year but not more than 18 months (28% rate gains) and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as 28% rate gains to the extent designated by the Portfolio as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of 28% rate gains and adjusted net capital gains will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Portfolio.

        If a Portfolio engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructing sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

        Certain of a Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Portfolio's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), and thereafter as a return of capital or as gain from the sale or exchange of a capital asset, as the case may be. If a Portfolio's book income is less than its taxable income, the Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.


         Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their stated redemption price at maturity ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.


         Each Portfolio is required to withhold 31% of a shareholder's taxable distributions and redemption proceeds if the shareholder does not provide the Portfolio with a correct taxpayer identification number or fails to certify to the Portfolio that the shareholder is not subject to such withholding, or if the Portfolio is notified that it must withhold because the shareholder has under reported in the past. Shareholders who fail to furnish their current taxpayer subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not willful neglect. An individual's taxpayer identification number is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Portfolio with a proper certification.


         Foreign currency-denominated securities and related hedging transactions (Mentor Perpetual International Portfolio only). Mentor Perpetual International Portfolio's transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.


         If more than 50% of the Portfolio's assets at year end consists of stock or securities of foreign corporations, the Portfolio may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Portfolio to foreign countries in respect of foreign securities the Portfolio has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Portfolio may be subject to certain limitations imposed by the Code (including, with respect to a credit, a holding period requirement imposed by the 1997 Act), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.



         Investment by the Portfolio in certain "passive foreign investment companies" could subject the Portfolio to a U.S. federal income tax (including interest charges) on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."






         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to state, local, foreign, and other taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local, or foreign taxes. The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Portfolio, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty).


                                 THE DISTRIBUTOR

         Mentor Distributors, LLC, the Trust's distributor, is a wholly owned subsidiary of Wheat First Butcher Singer, Inc. Mentor Distributors is acting on a best efforts basis in the continuous offering of the Trust's shares.

         The International Portfolio makes payments to Mentor Distributors in accordance with its Distribution Plan in respect of its Class B shares adopted pursuant to Rule 12b-1 under the 1940 Act. During the fiscal year ended October 31, 1997, the International Portfolio paid fees under the Distribution Plan in the amount of $32,113.


         Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Portfolio and who have no direct or indirect interest in the Plan or related arrangements (the "Qualified Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Qualified Trustees. The Plan may not be amended in order to increase materially the costs which the Portfolio may bear for distribution pursuant to such Plan without also being approved by a majority of the outstanding Class B shares of the Portfolio. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding Class B shares of the Portfolio.

         If Mentor Distributors makes payments to dealers based on the average net asset value of Portfolio shares attributable to shareholders for whom the dealers are designated as the dealer of record, "average net asset value" attributable to a shareholder account generally means the product of (i) the Portfolio's average daily share balance of the account and (ii) the Portfolio's average daily net asset value per share (or the average daily net asset value per share of the class, if applicable). For administrative reasons, Mentor Distributors may enter into agreements with certain dealers providing for the calculation of "average net asset value" on the basis of assets of the accounts of the dealer's customers on an established day in each quarter.

         Financial institutions receiving payments from Mentor Distributors as described above may be required to comply with various state and federal regulatory requirements, including among others those regulating the activities of securities brokers or dealers.

                             INDEPENDENT ACCOUNTANTS

         KPMG Peat Marwick LLP, located at 99 High Street, Boston, Massachusetts 02110, are the Portfolio's independent auditors, providing audit services, tax return review, and other tax consulting services.

                                    CUSTODIAN

         The custodian of the Portfolios, Investors Fiduciary Trust Company, is located at 127 West 10th Street, Kansas City, Missouri 64105. A custodian's responsibilities include generally safeguarding and controlling a Portfolio's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a Portfolio's investments. The custodian does not determine the investment policies of the Trust or decide which securities the Trust will buy or sell.

                             PERFORMANCE INFORMATION


         Mentor Fixed-Income Portfolio and Mentor Perpetual International Portfolio. With respect to the Fixed Income Portfolio and International Portfolio, total return for the one-, five-, and ten-year periods for each class of shares (or for the life of a class, if shorter) is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Portfolio at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of a Portfolio during that period. Total return calculations assume deduction of a Portfolio's maximum front-end or contingent deferred sales charge, if any, and reinvestment of all Portfolio distributions at net asset value per share of the relevant class on their respective reinvestment dates.

         The table below shows the total return through October 31, 1997 for the Portfolios for the periods indicated:


                                            1 Year         Since Inception
                                           ------         ---------------

Fixed-Income Portfolio                      8.39%               9.97%
International Portfolio (Institutional)    15.07%               7.99%
International Portfolio (Class A)            N/A                4.03%
International Portfolio (Class B)            N/A                6.22%
International Portfolio (Class E)            N/A                 N/A


         The yield for each class of shares of a Portfolio is presented for a specified thirty-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a particular class during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of that class outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares, if applicable, and net asset value per share for all other classes of shares on the last day of the base period. The result is annualized on a compounding basis to determine the yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA's, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

         The thirty-day yields for the Portfolios for the period ended October 31, 1997 were as follows:

                                                      30-day yield
                                                      ------------

         Fixed-Income Portfolio                           5.18%

         Mentor Cash Management Portfolio only. The yield of the U.S. Government Cash Management Portfolio is computed by determining the percentage net change, excluding capital changes, in the value of an investment in one share of the Portfolio over the base period, and multiplying the net change by 365/7 (or approximately 52 weeks). The Portfolio's effective yield represents a compounding of the yield by adding 1 to the number representing the percentage change in value of the investment during the base period, raising that sum to a power equal to 365/7, and subtracting 1 from the result.

         Based on the seven-day period ended October 31, 1997, the U. S. Government Cash Management Portfolio's yield was 5.53% and its effective yield was 5.68%.

         Total return or yield may be presented for other periods or without giving effect to any front-end or contingent deferred sales charge. Any quotation of total return or yield not reflecting such sales charges would be reduced if such sales charges were reflected.

         All data for each of the Portfolios are based on past performance and do not predict future results.

         Independent statistical agencies measure a Portfolio's investment performance and publish comparative information showing how the Portfolio, and other investment companies, performed in specified time periods. Agencies whose reports are commonly used for such comparisons are set forth below. From time to time, a Portfolio may distribute these comparisons to its shareholders or to potential investors. The agencies listed below measure performance based on the basis of their own criteria rather than on the basis of the standardized performance measures described above.

         Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, reflecting generally changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, for example year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

         Morningstar, Inc. distributes mutual fund ratings twice a month. the ratings are divided into five groups: highest, above average, neutral, below average and lowest. They represent a fund's historical risk/reward ratio relative to other funds with similar objectives. The performance factor is a weighted-average assessment of the Portfolio's 3-year, 5-year, and 10-year total return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's Corporation and Moody's Investor Service, Inc.

         Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year and 10-year performance. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

         Independent publications may also evaluate a Portfolio's performance. Certain of those publications are listed below, at the request of Mentor Distributors, which bears full responsibility for their use and the descriptions appearing below. From time to time any or all of the Portfolios may distribute evaluations by or excerpts from these publications to its shareholders or to potential investors. The following illustrates the types of information provided by these publications.

         Business Week publishes mutual fund rankings in its Investment Figures of the Week column. The rankings are based on 4-week and 52-week total return reflecting changes in net asset value and the reinvestment of all distributions. They do not reflect deduction of any sales charges. Portfolios are not categorized; they compete in a large universe of over 2,000 funds. The source for rankings is data generated by Morningstar, Inc.

         Investor's Business Daily publishes mutual fund rankings on a daily basis. The rankings are depicted as the top 25 funds in a given category. The categories are based loosely on the type of fund, e.g., growth funds, balanced funds, U.S. government funds, GNMA funds, growth and income funds, corporate bond funds, etc. Performance periods for sector equity funds can vary from 4 weeks to 39 weeks; performance periods for other fund groups vary from 1 year to 3 years. Total return performance reflects changes in net asset value and reinvestment of dividends and capital gains. The rankings are based strictly on total return. They do not reflect deduction of any sales charges Performance grades are conferred from A+ to E. An A+ rating means that the fund has performed within the top 5% of a general universe of over 2000 funds; an A rating denotes the top 10%; an A- is given to the top 15%, etc.

         Barron's periodically publishes mutual fund rankings. The rankings are based on total return performance provided by Lipper Analytical Services. The Lipper total return data reflects changes in net asset value and reinvestment of distributions, but does not reflect deduction of any sales charges. The performance periods vary from short-term intervals (current quarter or year-to-date, for example) to long-term periods (five-year or ten-year performance, for example). Barron's classifies the funds using the Lipper mutual fund categories, such as Capital Appreciation Portfolios, Growth Portfolios, U.S. Government Portfolios, Equity Income Portfolios, Global Portfolios, etc. Occasionally, Barron's modifies the Lipper information by ranking the funds in asset classes. "Large funds" may be those with assets in excess of $25 million; "small funds" may be those with less than $25 million in assets.

         The Wall Street Journal publishes its Mutual Portfolio Scorecard on a daily basis. Each Scorecard is a ranking of the top-15 funds in a given Lipper Analytical Services category. Lipper provides the rankings based on its total return data reflecting changes in net asset value and reinvestment of distributions and not reflecting any sales charges. The Scorecard portrays 4-week, year-to-date, one-year and 5-year performance; however, the ranking is based on the one-year results. The rankings for any given category appear approximately once per month.

         Fortune magazine periodically publishes mutual fund rankings that have been compiled for the magazine by Morningstar, Inc. Portfolios are placed in stock or bond fund categories (for example, aggressive growth stock funds, growth stock funds, small company stock funds, junk bond funds, Treasury bond funds etc.), with the top-10 stock funds and the top-5 bond funds appearing in the rankings. The rankings are based on 3-year annualized total return reflecting changes in net asset value and reinvestment of distributions and not reflecting sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         Money magazine periodically publishes mutual fund rankings on a database of funds tracked for performance by Lipper Analytical Services. The funds are placed in 23 stock or bond fund categories and analyzed for five-year risk adjusted return. Total return reflects changes in net asset value and reinvestment of all dividends and capital gains distributions and does not reflect deduction of any sales charges. Grades are conferred (from A to E): the top 20% in each category receive an A, the next 20% a B, etc. To be ranked, a fund must be at least one year old, accept a minimum investment of $25,000 or less and have had assets of at least $25 million as of a given date.

         Financial World publishes its monthly Independent Appraisals of Mutual Portfolios, a survey of approximately 1000 mutual funds. Portfolios are categorized as to type, e.g., balanced funds, corporate bond funds, global bond funds, growth and income funds, U.S. government bond funds, etc. To compete, funds must be over one year old, have over $1 million in assets, require a maximum of $10,000 initial investment, and should be available in at least 10 states in the United States. The funds receive a composite past performance rating, which weighs the intermediate - and long-term past performance of each fund versus its category, as well as taking into account its risk, reward to risk, and fees. An A+ rated fund is one of the best, while a D- rated fund is one of the worst. The source for Financial World rating is Schabacker investment management in Rockville, Maryland.

         Forbes magazine periodically publishes mutual fund ratings based on performance over at least two bull and bear market cycles. The funds are categorized by type, including stock and balanced funds, taxable bond funds, municipal bond funds, etc. Data sources include Lipper Analytical Services and CDA Investment Technologies. The ratings are based strictly on performance at net asset value over the given cycles. Portfolios performing in the top 5% receive an A+ rating; the top 15% receive an A rating; and so on until the bottom 5% receive an F rating. Each fund exhibits two ratings, one for performance in "up" markets and another for performance in "down" markets.

         Kiplinger's Personal Finance Magazine (formerly Changing Times), periodically publishes rankings of mutual funds based on one-, three- and five-year total return performance reflecting changes in net asset value and reinvestment of dividends and capital gains and not reflecting deduction of any sales charges. Portfolios are ranked by tenths: a rank of 1 means that a fund was among the highest 10% in total return for the period; a rank of 10 denotes the bottom 10%. Portfolios compete in categories of similar funds -- aggressive growth funds, growth and income funds, sector funds, corporate bond funds, global governmental bond funds, mortgage-backed securities funds, etc.

         Kiplinger's also provides a risk-adjusted grade in both rising and falling markets. Portfolios are graded against others with the same objective. The average weekly total return over two years is calculated. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund.

         U.S. News and World Report periodically publishes mutual fund rankings based on an overall performance index (OPI) devised by Kanon Bloch Carre & Co., a Boston research firm. Over 2000 funds are tracked and divided into 10 equity, taxable bond and tax-free bond categories. Portfolios compete within the 10 groups and three broad categories. The OPI is a number from 0-100 that measures the relative performance of funds at least three years old over the last 1, 3, 5 and 10 years and the last six bear markets. Total return reflects changes in net asset value and the reinvestment of any dividends and capital gains distributions and does not reflect deduction of any sales charges. Results for the longer periods receive the most weight.

         The 100 Best Mutual Portfolios You Can Buy (1992), authored by Gordon
         K. Williamson. The author's list of funds is divided into 12 equity and bond fund categories, and the 100 funds are determined by applying four criteria. First, equity funds whose current management teams have been in place for less than five years are eliminated. (The standard for bond funds is three years.) Second, the author excludes any fund that ranks in the bottom 20 percent of its category's risk level. Risk is determined by analyzing how many months over the past three years the fund has underperformed a bank CD or a U.S. Treasury bill. Third, a fund must have demonstrated strong results for current three-year and five-year performance. Fourth, the fund must either possess, in Mr. Williamson's judgment, "excellent" risk-adjusted return or "superior" return with low levels of risk. Each of the 100 funds is ranked in five categories: total return, risk/volatility, management, current income and expenses. The rankings follow a five-point system: zero designates "poor"; one point means "fair"; two points denote "good"; three points qualify as a "very good"; four points rank as "superior"; and five points mean "excellent."

                              SHAREHOLDER LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Agreement and Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder held personally liable for the obligations of a Portfolio. Thus the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio would be unable to meet its obligations.

                     MEMBERS OF INVESTMENT MANAGEMENT TEAMS

         The following persons are investment personnel of the Portfolios' investment advisers, as indicated.

Mentor Investment Advisors, LLC


Active Fixed-Income

P. Michael Jones, CFA -- Managing Director, Chief Investment Officer

Mr. Jones has 10 years of investment management experience. He is the manager of Mentor Short-Duration Income Portfolio and Mentor Quality Income Portfolio, as well as Mentor Income Fund, a $120 million closed-end bond fund. Mr. Jones is responsible for the design and implementation of the fixed-income group's proprietary analytical system. He has worked as an investment manager at Ryland Capital Management, Alliance Capital Management, and Central Fidelity Bank. Mr. Jones earned an undergraduate degree from the College of William and Mary, and is enrolled in the Wharton School of the University of Pennsylvania.

Steven C. Henderson -- Vice President, Portfolio Manager

Mr. Henderson has seven years of investment management experience. He is a portfolio manager for Mentor Short-Duration Income Portfolio, Mentor Quality Income Portfolio, and Mentor Income Fund. Prior to joining the firm,
Mr. Henderson was senior portfolio analyst at Ryland Capital Management, Inc. Before Ryland Capital Management, Mr. Henderson was a financial analyst at Ryland Mortgage Company. Mr. Henderson is a graduate of the University of Richmond and received an MBA from George Washington University.

Stephen R. McClelland, CFA -- Vice President, Portfolio Manager

Mr. McClelland has six years of investment management experience. He is responsible for managing institutional total-return portfolios and corporate bond portfolios. Prior to joining Mentor, Mr. McClelland was a budget analyst for three years at Wheat First Butcher Singer. He is a certified public accountant. Mr. McClelland graduated from Iowa State University and earned an MBA from Virginia Commonwealth University.

B. Keith Wantling -- Associate Vice President, Sector Specialist

Mr. Wantling has four years of investment experience. He is responsible for monitoring and evaluating opportunities in the mortgage-backed securities market. He designs and maintains spread tracking systems, prepayment data bases and other tools necessary to determine relative value in the mortgage sector. Prior to assuming his current duties, Mr. Wantling was instrumental in the construction of the fixed-income department's proprietary analytical system.

E. Marc Cheatham III -- Systems/Research Analyst

Mr. Cheatham has primary responsibility for the fixed-income team's decision support system. He builds proprietary analytical software based on specifications provided by portfolio managers and analysts. In addition, he builds and maintains the extensive historical databases used to monitor economic and market conditions. Mr Cheatham holds an undergraduate degree in computer science from the University of Richmond.


Todd C. Kuimjian --Credit/Research Analyst

Mr. Kuimjian has three years of investment experience. He is responsible for maintaining credit information on corporate issuers and assisting Mr. McClelland in evaluating the risk/return characteristics of corporate securities. Prior to assuming his current duties, Mr. Kuimjian served as an investment accountant/systems analyst and later as a senior investment administrator within Mentor's investment services group. He holds an undergraduate degree from Virginia Polytechnic Institute and is also a CPA.

Cash Management

R. Preston Nuttall, CFA -- Managing Director, Director of Cash Management

Mr. Nuttall oversees the investment of all short-term fixed-income assets including five money-market funds and approximately 50 separately-invested portfolios. Mr. Nuttall has over 30 years' of investment experience. Before joining the firm, he directed short-term fixed-income management for 15 years at Capitoline Investment Services, Inc. He is a graduate of the University of Richmond and received an MBA from the University of Pennsylvania.

Hubert R. White III  -- Vice President, Portfolio Manager

Mr. White currently manages four taxable money-market funds, cash positions for 11 other mutual funds. He has 11 years of investment management experience and specializes in taxable fixed-income. Prior to joining the firm, Mr. White served for five years as portfolio manager with Capitoline Investment Services. Formerly, he was at Crestar Bank, where he began his career in 1982. Mr. White is a graduate of University of Richmond.

Kathryn T. Allen -- Vice President, Portfolio Manager

Ms. Allen has 14 years of tax-free management investment experience. At Mentor she manages the tax-exempt money-market fund, as well as intermediate-maturity tax-exempt portfolios. Prior to joining the firm, Ms. Allen was portfolio manager at PNC Institutional Management Corporation. She began her career at Bradford Securities Operations, Inc. and later joined AIM Management in Houston, Texas. Ms. Allen is a graduate of the University of Alabama.

Thomas G. Morgan -- Vice President, Senior Credit Analyst

Mr. Morgan joined Mentor after two years with Capitoline Investment Services, where he served as chief credit officer for five money-market funds, and shared responsibility for the management of a money-market fund. Prior to his experience with Capitoline, Mr. Morgan spent 12 years with Crestar Bank as a financial analyst and senior credit analyst. A graduate of Westminster College, Mr. Morgan brings 17 years of analytical and investment experience to the firm.

Gregory S. Kaplan -- Associate Vice President, Credit Analyst

Mr. Kaplan brings over six years of analytical and investment experience to mentor. Prior to joining the firm, Mr. Kaplan served for four years as a credit specialist analyzing commercial credit for NationsBank. He began his career in the Investment Services division of Prudential Insurance. Mr. Kaplan is a graduate of Rutgers University and earned his MBS from the Pamplin College of Business at Virginia Polytechnic Institute and State University.

Mentor Perpetual Advisors, LLC

Rod Smyth -- Managing Director, Mentor Perpetual Advisors

Mr. Smyth is headquartered in Richmond, Virginia and has 13 years of investment experience. His previous employers include Baring Securities, Ulster Bank Investment Managers, Citicorp Scrimgeour Vickers, and Nomura International. He is a graduate of Dundee University.

Martin Arbib -- Chairman, Perpetual Portfolio Management

Mr. Arbib is chairman and founder of Perpetual, a partner in the Mentor Perpetual Advisors joint venture, where he currently leads investment management. A Charter Accountant, he has 22 years' investment management experience.

Scott McGlashan -- Far East Team Leader

Mr. McGlashan is lead manager of Mentor Perpetual Global Portfolio. He has 19 years' management experience, 13 years specializing in the Far East, and 11 years' tenure at Perpetual. He is a graduate of Yale and Cambridge University.

Kathryn Langridge -- Southeast Asia Team Leader

Ms. Langridge shares responsibility with Mr. McGlashan for Far East equity investments. Before joining Perpetual in 1990, she spent eight years in Hong Kong with the investment firm of Jardine Fleming. She specializes in equity investments in the non-Japanese stock markets of the Far East. Ms. Langridge is a graduate of Cambridge University.

Bob Yerbury -- American Team Leader

Mr. Yerbury has 24 years' investment management experience, with over 21 years' experience in North American stock markets, and has been part of the Perpetual team for 13 years. Before joining Perpetual, he was a portfolio manager with Equity & Law Assurance Company. Mr. Yerbury is a graduate of Cambridge University.


Stephen Whittaker -- UK Team Leader

Mr. Whittaker joined Perpetual eight years ago and has 16 years' investment management experience. Prior to joining Perpetual, he was responsible for UK equity funds for the Save & Prosper Group. He began his fund management career with Rowe & Pitman after graduation from Manchester University.

Margaret Roddan -- Europe Team Leader

Ms. Roddan has 11 years of investment management experience, three years with Perpetual. She joined Perpetual from Mercury Asset Management, where she shared responsibility for management of continental European equity holdings. She began her career with the National Provident Institution. Ms. Roddan is a graduate of the Investment Management Program at the London Business School. She studied finance at City University and is a graduate of Bristol University.

                                     RATINGS

         The rating services' descriptions of corporate bonds are:

Moody's Investors Service, Inc.:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's:

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

          o  liquidity ratios are adequate to meet cash requirements;

          o  long-term senior debt is rated "A" or better;

          o the issuer has access to at least two additional channels of borrowing;

          o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

          o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

          o  the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

          o  evaluation of the management of the issuer;

          o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

          o evaluation of the issuer's products in relation to competition and customer acceptance;

          o  liquidity;

          o  amount and quality of long-term debt;

          o  trend of earnings over a period of ten years;

          o financial strength of parent company and the relationships which exist with the issuer; and

          o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                              FINANCIAL STATEMENTS


         The financial statements, financial highlights, and Independent Auditors' reports included in the Annual Reports for the Portfolios' fiscal year ended October 31, 1997 and filed electronically on January 9, 1998 (File No. 811-8484), are incorporated by reference into this Statement of Additional Information.